Exhibit 3.1

Panama Certified Translation

0601-172

REPUBLIC OF PANAMA

PROVINCE OF PANAMA

NOTARY FIRST OF THE CIRCUIT

BORIS BARRIOS GONZALEZ

NOTARY PUBLIC FIRST

TELS: 264-3585	OBARRIO	P.O- BOX 7.4240
264-8927	SAMUEL LEWIS AVE,	ZONE 7
FAX-, 264-8047	OLIVELLA BUILDING TOP FLOOR	PANAMA, REP. OF PANAMA

PUBLIC DEED No. 22,758 of September 19, 2006

COPY

BY MEANS OF WHICH

Are recorded the Articles of Incorporation of the company called INTERGROUP FINANCIAL SERVICES CORP., with domicile in the City of Panama, Republic of Panama

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PUBLIC DEED NUMBER TWENTY-TWO THOUSAND SEVEN HUNDRED FIFTY-EIGHT

(22758)

Are recorded the Articles of Incorporation of the company called INTERGROUP FINANCIAL SERVICES CORP, with domicile in the City of Panama, Republic of Panama.

Panama, September 19, 2006.

In Panama City, Capital of the Republic and Seat of the Notarial Circuit of the same name, on the nineteenth (19th) day of September of two thousand and six, before me, BORIS BARRIOS GONZALEZ, Notary Public First of the Circuit of Panama, holder of personal identity card number eight - two hundred twelve - one thousand seven hundred twenty two (8-212-1722), personally appeared before me, Messrs. RODRIGO HERNANDEZ and ROBERTO ELIAS BATISTA SOLIS, both male, Panamanian, of legal age, married, businessmen, neighbors of this city, holders of personal identity cards numbers eight - one hundred thirty-four - one hundred eleven (8-134-111) and seven - thirty-eight - five hundred fourteen (7-38-514), respectively, persons who come on their own behalf, presented to me for its recording, this Public Deed, the Articles of Incorporation of the company called INTERGROUP FINANCIAL SERVICES CORP., pursuant to the legislation of the Republic of Panama, under the provisions of Acts thirty two (32) of nineteen twenty-seven (1927).

The requested recording is performed and the necessary copies will be issued.

The undersigned, Notary, states issuing the present Public Deed bases on Minutes duly countersigned by the law firm of ARIAS, ALEMAN & MORA, in compliance to what is set forth in articles fourth (4th), fourteenth (14th) and sixteenth (16th) of Act of April ninth (9th), nineteen eighty-four (1984, who accept the appointed post by countersigning the Minutes.

I warned that a copy of this Public Deed must be registered in the Public Registry, and read as it was, before the appearing party in the presence of the attesting witnesses IVONNE ARIZA, female, single, Panamanian, holder of personal identity card number eight - four hundred seventy-nine - five hundred ninety-four (8-479-594) and LOURDES PEREZ, female, single, Panamanian, holder of the personal identity card number four - two hundred fifty-one - five hundred forty-nine (4-251-549), of legal age, residents of this city, people whom I know and are skillful for the position, found it to be agreeable and imparted their approval and they all execute the same to affirm, before me, the Notary who attest.

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This Public Deed in the protocol of this year bears the number TWENTY-TWO THOUSAND SEVEN HUNDRED FIFTY-EIGHT (22,758).

(SIGNED) RODRIGO HERNANDEZ, ROBERTO ELIAS BATISTA SOLIS, IVONNE ARIZA, LOURDES PEREZ, BORIS BARRIOS GONZALEZ, Notary Public First of the Circuit of Panama.

ARTICLES OF INCORPORATION

OF THE COMPANY CALLED

INTERGROUP FINANCIAL SERVICES

The undersigned RODRIGO HERNANDEZ male, Panamanian, of legal age, married, businessmen, neighbors of this city, holder of the personal identity card number 8-134-111; an ROBERTO ELIAS BATTISTA SOLIS, male, Panamanian, of legal age, married, businessmen, neighbors of this city, holder of personal identity card number 7=38=514, by means of the present, enter into an agreement of incorporation of a company pursuant to the provisions of Law 32 of 1927 of the Republic of Panama in accordance to the following clauses.

First: (Name) the company is named INTERGROUP FINANCIAL SERVICES CORP.

SECOND: (Objective) The company is mainly dedicated to participate in the capital of all types of businesses, as well as all kinds of investments. To this end, the company may buy, sell, lease, mortgage, pledge, negotiate or otherwise acquire, encumber or dispose of all the property, real estate, real property or chattel property and securities values; get and give money on loan, with or without guarantee; enter into, extend, enforce and carry out contracts of every kind; secure, guarantee or in any way guarantee the entering into and compliance of all such obligations; engage in any other lawful activity, although not related to any of the objects set forth in this clause and perform any of the foregoing acts as principal, or other representative character, whatever it may be.

THIRD: (Equity) The amount of the authorized share equity of the id of ONE THOUSAND DOLLARS (1,000), currency of the United States of America, divided in one hundred (100) common shares with a right to vote, of a par value of TEN DOLLARS (US$10.00) currency if the United States of America, each.

The Board is empowered to determine the sum by which company may in the future issue and sell its shares.

FOURTH: (Shares) All Shares will have the same rights and privileges and rights and will each have one (1) vote at all General Meetings.

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All shares will have the same rights and privileges and subject to the provisions of the election of Directors, each is entitled to one (1) vote at all General Meetings of Shareholders.

Without prejudice to the aforementioned, in case of deeming it necessary, the President of the Board may order that stock certificates are issued, which must contain at least the following information: a) name of the company, address, duration, date of the incorporation deed, the details of the company’s registration in the commercial register; b) the principal amount; c) the certificate representing shares, the class to which it belongs and the rights and obligation inherent to the shares; d) the amount paid or to be paid in full indication; e) fees or charges that may be imposed on the share at the time of issuance: f) any limitation on its transmissibility at the time of issuance; g) date of issuance and certificate number, and h) the name of the shareholder.

Stock certificates must be executed by two directors or by the president and a director.

FIFTH: (Shares Register) The share register and other books required by law will be kept in the Republic of Panama or anywhere else stated by the Board.

SIXTH: (Domicile) While the Board does not decide otherwise, the address of the company will be in Panama City, Republic of Panama.

SEVENTH: (Duration) The Company will be of perpetual duration, but may be dissolved in accordance with the law.

EIGHTH: (Shareholders) The Meetings of shareholders, whether ordinary or extraordinary, will be held at any place or country.

At all meetings of the General Meeting, shareholders may be present and vote through their legal representatives or by proxy appointed by public or private document, with or without substation of power of attorney.

Regular Meetings: The General Meeting of Shareholders will hold its regular meetings at such time and place as determined by the Board.

At the General Shareholders’ meeting in regular assemblies may discuss the following: a) pronounce itself on the company management and annual accounts for the previous year; b) decide on the application of profits, if any; c) elect the members of the Board and fix their remuneration; d) elect the President of the company; e) appoint or delegate to the Board the appointment of external auditors, as appropriate; f) resolve other issues that are proper under the By-Laws and any other matter as started in the notice, as required by the social interest.

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Special Meetings: The General Meeting of Shareholders will hold extraordinary meetings convened by the Board or the President of the company, whenever they consider it appropriate. In addition, the Board or the President of the company must convene the General Meeting of Shareholders at a special meeting when so requested in writing by one or more shareholders representing at least twenty percent (20%) of the issued and outstanding shares of the company. At the General Meeting of Shareholders, meeting in extraordinary session, may discuss the following: a) remove board members and appoint their replacements; b) amend the By-Laws; c) increase or reduce the capital or d) issue bonds e) agree on alienation, in a single act of assets whose book value exceeds fifty percent (50%) of the registered capital of the company e) provide special audits and investigations; f) set the transformation, merger, reorganization and dissolution or winding-up of the company as well as ruling on its liquidation; g) any other matter that is included in the notice thereof.

At the General Meeting of Shareholders, meeting in extraordinary session, they may only consider the matters, which were the subjects of the call. Quorum and Voting: The first call means any meeting of Shareholders constituting presence quorum of the holders of the half plus one (1) of the issued and outstanding shares or their proxies or legal representatives. In the second call, a quorum will be established with the number of shareholders present or represented.

All resolutions of the General Meeting of Shareholders shall be approved by the affirmative vote of a shareholder or shareholders representing half plus one (1) of the shares present, except those listed below, for which the veto so it will be necessary more than half of the issued and outstanding shares, namely: a) amend the Articles of Incorporation; b) issuance of bonds by value greater than 50% of the registered capital of the company for a value greater than 50% of the registered capital of the company according to this determined by the external auditors of the company, in order to guarantee the obligations of third parties; d) approve mergers with other companies; e) dissolve or liquidate the company or divisions; f) remove from office the Directors of the company.

Election of Directors: In the election of members of the Board each shareholder shall be entitled to cast a number of votes equal to the number of shares he may have, multiplied by the number of directors to be elected, being understood that such shareholder may cast all their votes in favor of one candidate or distribute them among the total number off directors to be elected or between two (2) or more of them as it sees fit.

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Notice: The call for any meeting of Shareholders, either regular or special, shall be made with no more than five (05) days not more than sixty (60) before the date of the Board by sending the same certified mail or personal delivery to each registered shareholder entitled to vote.

Shall be valid agreements made at any General Meeting, although it has not made the announcement in the manner provided above, provided that a such meeting are present or represented all shareholders or, being present represented the number of them need to a quorum, all absent shareholders may waive their right to prior notice, concerning the matters to which such agreements relate.

NINTH: (Board of Directors) The Board will consist of not less than three (3) members, The maximum number of directors will by freely fixed by the General Meeting or by the Board.

Notice: Meetings of the Board may be held in the Republic of Panama or anywhere else that the Directors determine. The summoning for any meeting of the Board will be made by any officer of the company, by written or personal notice given to each director not less than three (3) not more than ten (10) days before the date of the meeting. However, the Board may decide set periodical meeting dates, in which case the call will not be necessary.

Quorum and Voting: At meetings of the Board quorum will by constituted by the presence of a majority of the Directors who may be represented by the same attorneys who need not be Directors and must be appointed by public or private documents, with or without power of substitution. Decisions of the Board shall be adopted by the affirmative vote of a majority of the directors present or represented.

Removal: the General Meeting of Shareholders with or without cause may remove any director from office.

Vacancies: Vacancies occurring in the Board shall be filled by resolution of the majority of the remaining members of the same, although these do not constitute a quorum.

Powers of Attorney: The affairs of the company will be managed and directed by the Board, which will exercise all powers of the company, except that the law, the Articles of Incorporation or By-laws reserved to the General Meeting. Accordingly, the Board may grant in trust, pledge mortgage or otherwise encumber the assets of the company to ensure compliance with its obligations as well as sell, exchange or otherwise dispose of the assets of the same. The Board may

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also agree to apply results, whether profits or losses, accumulates for the year or previous years, being able to decide on the distribution od dividends or the capitalization of results or application to retained earnings or other equity account, provided that the effects of these agreements relapse equally in all shareholders of the company, bases solely on their participation in the paid-up capital of the company.

Appointment of Committees: The Board may constitute one or committees, which may delegate any or all of its powers. Each committee will be composed of two (2) or more Directors.

TENTH: (Officers) The officers of the company, who will be appointed by the Board to act at the discretion of the same, will be, a President, a Treasurer and a Secretary. The Board also may choose one or more Vice-presidents, Assistant Treasurers or Deputy Secretaries, as well as the agents and employees as it deems appropriate. Any person may carry out more than one post, To be an Officer does not require to be a Director. The Board shall fix the powers of the Officers and their authorization to represent the company and act o their behalf. While the Board does not provide otherwise, the incumbent President, Acting jointly with a Director may exercise all the powers of the Board relating to the management of the business and affairs of the company and therefore may enter into, on behalf of the company, but only up to the limit of Five Million Dollars (U.S. $5,000,000.00) legal currency of the United States of America, contracts of any kind and, specifically give or obtain money on loan, buy, sell, lease, manage, grant, bargain, endorse, discount, accept, mortgage, pledge or otherwise acquire, encumber or dispose of real property and chattel property, money, notes, warrants and other securities; open or close branches inside or outside the Republic of Panama; charge to receive money or any other thing needed by the company and issue receipts; open bank accounts, turn against then or authorize third parties to do so and agree standards for management; exercise all right attached to the shares and other securities belonging to social participation in society, including the right to vote; Lease up and designate the persons who will have access to them; compromise or submit to arbitration any dispute or arbitration in which the Company is a party. The above powers do not contain exhaustive nor restrictive enumeration and, consequently, the incumbent President, acting in jointly with a Director and up to the limit of Five Million Dollars (U.S. $5,000,000.00) legal currency of the United States of America, may exercise the powers corresponding to the Board, but do not appear explicitly mentioned in this clause. Notwithstanding the foregoing, the President will be accountable to the Board of acts performed by the next session this is so done.

ELEVENTH: (Legal Representative) Notwithstanding the directive of the Board, The President will have the legal

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representation of the company. In the absence of the same, shall be held in its order, the Vice President, if any, the Treasurer or the Secretary. To this end, simply a declaration of three directors to demonstrate to others the existence of circumstances that would permit the Officer to assume the legal representation of the company.

TWELFTH: Contracts and other transactions entered into between it and any other company which are not void or voidable will be the mere fact that one or more of the Directors or Officers of this society has an interest in the other or are Directors or Officers thereof, nor by the mere fact that one or more Directors or Officers of this company are parties or are interested in such contract or transaction. Such contract or transaction should be informed to the Company, however the Director or Officers of the company are relieved of any liability which may be incurred by the mere fact of contract with the company for the benefit of themselves or any firm or corporation which are interested in any title without them has been proven fraud or inexcusable negligence and has been a prejudice for the Company.

THIRTEENTH: Compensation of Directors.

The Directors and Officers as well as their successors and their property, will be compensated and kept harmless, by the time they devote to the Company in relation to any of the affairs thereof, of any action, costs, charges, losses, damages and expenses which any of them may incur or sustain by reason of any act or omission during the execution of their duties, and none of them reply for the acts, neglect or omissions of others even though of their signature or acting upon has been provided by internal or external requirement, except for any director or officer who is proving that he acted with intent or gross fault.

TRANSITORY PROVISIONS: First Directors: The number of the first directors is three (3) and their names and domiciles are: Carlos Villaran, 140, Urb. Santa Catalina, La Victoria, Lima, Peru and Jaime Mora Solis, domiciles at 50th Street, St. Georges Bank Building, Panama, Republic of Panama.

B. First Officers: The first officers are:

Ramon Barua Alzamora, President;

Jaime Mora Solis, Secretary; and

Juan Antonio Castro Molina, Treasurer

C. Resident Agent: The Resident Agent of the company in the Republic of Panama, while the Board does not mandate the contrary, will be the law firm of ARIAS, ALEMAN & MORA, with offices located at 50th Street, Tower Building, first floor, City of Panama, Republic of Panama.

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D. Subscription: The number of shares each subscriber of this Certificate of Incorporation agrees to take is as follows:

RODRIGO HERNANDEZ ONE (1) SHARE

ROBERTO ELIAS BATISTA SOLIS ONE (1) SHARE

IN FATE OF WHICH, we have issued and executed this Certificate of Incorporation in the City of Panama, Republic of Panama, at the 19th day of the month of September, 2006.

(Signed) Illegible – RODRIGO HERNANDEZ

(Signed) Illegible – ROBERTO ELIAS BATISTA SOLIS

Consistent with its original first copy, I issue, seal and execute in the City of Panama, Republic of Panama, on the

Nineteenth (19th) day of September, two thousand an six (2006).

“This Deed has a total 6 pages.”

(Signed Illegible)

Boris Barrios Gonzalez

Notary Public First of the Circuit of Panama

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the Public Registry of Panama
Province: Panama 14:00:33:1 p.m. Tome: 2006 Filing party: ERNESTO FLORES Id. Liquidation No. 7006173734 Entered by: JAVA	Date and Time: 2006&09/20 Seat: 142711 Card: 2-94-1817 Total Rights: 60.00

(Signed Illegible)

Head of Receipt of Documents and Quality Control

(Public Registry Seal)

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the IT System of the Public Registry at Microfiche 539106, S.A. Redi Number 1014737, Performed Operation: ARTICLES OF INCORPORATION, Registry Rights B/.50.00.

Certifying Rights B/.10.00

Panama September 21, 2006

Signed (Illegible) Head Registrar

(Public Registry Seal)

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TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

PUBLIC REGISTRY OF PANAMA

TOMES SECTION

CERTIFIES

That this is a true copy of the document registered in this Institution, which I issue and execute on today, the day of:

DATE June 18, 2019

SIGNATURE: (Signed Illegible) NEMESIO GABRIEL DICLEA GALLARDO

Rights Paid B/.35.00

Liquidation No. 1402238423 194899-391451

(OFFICIAL STAMP OF THE PUBLIC REGISTRY OF PANAMA)

(COAT-OF-ARMS of the REPUBLIC OF PANAMA) APOSTILLE Hague Convention of October 5, 1961

1.	In Panama the present public document
2.	Has been signed by NEMESIO GABRIEL DICLEA GALLARDO
3.	Acting in capacity of HEAD OF TOMES, DATA CARDS AND MICROFILM
4.	It is affixed with the seal/stamp of THE PUBLIC REGISTRY OF PANAMA

Certified

5.	At Ministry of Foreign Affairs
6.	On the day of June 20, 2019
7.	By Department of Authentications and Legalizations
8.	Number 2019-194899-391451
9.	Seal/Stamp Department of Authentications and Legalizations of Ministry of Foreign Affairs of the Republic of Panama
10.	Signature of the officer: (Signed illegible) Gretel Kabeth Bonilla

TRANSLATOR’S NOTE: The document is affixed with a barcode.

THE UNDERSIGNED CERTIFIED TRANSLATOR, AUTHORIZED BY MEANS OF RES. NO. 280 OF SEPTEMBER 26, 1994 ISSUED BY THE MINISTRY OF GOVERNMENT AND JUSTICE OF THE REPUBLIC OF PANAMA, HEREBY ATTEST THAT THE FOREGOING DOCUMENT IS ATRUE TRANSLATION FROM ITS ORIGINAL IN SPANISH SUBMITTED TO ME IN PANAMA CITY ON JUNE 23, 2019.

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Panama Certified Translation

0701-033

CERTIFIED TRANSLATION

REPUBLIC OF PANAMA

PROVINCE OF PANAMA

TENTH NOTARY OF THE CIRCUIT OF PANAMA

Carlos Strah Castrellon

TENTH NOTARY PUBLIC

Tels: 223-9423	50” STREET AND YELVIRA MENDEZ
STREET EL EJECUTIVO BUILDING P.O. Box 0819-
06446
Fax: 223-9429		Panama. Rep. de Panama

COPY

DEED No.        1283 DE            JANUARY 24, 2007

BY MEANS OF WHICH

are recorded the Certificate of Amendment of the corporation INTERGROUP FINANCIAL SERVICES CORP., whereby the clauses First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth and Thirteenth of the Articles of Incorporation are amended.

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PUBLIC DEED NUMBER ONE THOUSAND TWO HUNDRED EIGHTY-THREE (1,283)

BY MEANS OF WHICH the Certificate of Amendment of the corporation INTERGROUP FINANCIAL SERVICES CORP, is recorded, by means of which clauses First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh amending, Twelfth and Thirteenth of the Articles of Incorporation are amended.

Panama, January 24, 2007

In Panama City, capital of the Republic and Seat of the Notarial Circuit of the same name on the twenty-fourth (24th) day of January, two thousand and seven (2007), before me, CARLOS STRAH CASTRELLON, Notary Public Tenth of the Circuit of Panama, holder of personal the identity card Eight - one hundred forty-seven - eight hundred-two (8-147-802), personally appeared Mr. JAIME MORA SOLIS, male, Panamanian, of legal age, married, Attorney-at-Law, resident of this city, holder of personal identity card number seven - sixty-six - seven hundred ten (7-66-710), a person whom 1 know, acting in his Capacity as a member of the law firm ARIAS, ALEMAN & MORA, Resident Agent of the company INTERGROUP FINANCIAL SERVICES CORP., company registered at the Public Registry, Microfilm (Commercial) Section, at Microfiche five hundred thirty-nine thousand one hundred six (539106), Redi Document number one million fourteen thousand seven hundred thirty-seven (1014737), as of the twenty-first (21st) day of January two thousand and six (2006) and who presented me for registration thereof, for which effect I added to the protocol of this Deed, the Certificate of Amendment of that company by clauses which the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, eleventh, Twelfth and Thirteenth of the Articles of Incorporation are amended. Recording requested hereby made and copies shall be issued as necessary.

The undersigned certifies that the Notary has extended this Public Deed, based on Minutes duly countersigned by the law firm ARIAS, ALEMAN & MORA, in compliance with what is set forth articles fourth (4th), fourteenth (14th) and sixteenth (16th) of Act of April Ninth (9th) Nineteen Eighty-four (1984).

I warned that copies of this Deed must be registered in the Public Registry, and it was read before the appearing parties in the presence of the attesting witnesses SIMION RODRIGUEZ, with personal identity card number nine - one hundred seventy-four - two hundred (9-174-200) and MAITA GONZALEZ, with personal identity card number eight - five hundred sixteen - two thousand two hundred-seven (8-516-2207), both of legal, residents of this city, people who know and are

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skillful for the position, fund it agreeable, imparted their approval and they all executed the same for the record, for before me, the Notary who attests.

This Public Deed in the protocol of the present year is identified with number ONE THOUSAND TWO HUNDRED EIGHTY THREE (1,283)

(SIGNED) JAIME MORA SOLiS, SIMION RODRÍGUEZ, MAITA GONZALEZ, CARLOS STRAH CASTRELLON, Notary Public Tenth of the Notarial Circuit of Panama.

CERTIFICATE OF AMENDMENT

The undersigned, Ramon Barda Alzamora, President and Jaime Mora Solis, Secretary of the company INTERGROUP FINANCIAL SERVICES CORP., registered in the Microfilm Commercial Section of the Public Registry, at Microfiche 539106, Redi Document No. 1014737 since September 21st, 2006, certify:

1) That a meeting of the General Assembly of Shareholders was held on January 15th, 2007, when convened by conference call in which were present in direct communication and therefore present, holders of the all issued and outstanding shares of the Company.

2) That the meeting was chaired by Mr. Raman Barza Alzamora, President and Mr. Jaime Mora Solis, Secretary of the Company, respectively.

3) That at that meeting, in attention to motion duly made and seconded, the following resolutions were adopted:

“IT IS AGREED to amend Clauses First through Thirteenth of the Articles of Incorporation of the Company to read as follows:

FIRST: (Name) The company is called INTERGROUP FINANCIAL SERVICES CORP.

SECOND: (Objective) The company is mainly dedicated to participate in the equity of all types of businesses, as well as all kinds of investments. To this end, the company may buy, sell, lease, mortgage, pledge, negotiate or otherwise acquire, encumber or dispose of all the property, real estate, real property or chattel property and securities values; get and give money on loan, with or without guarantee; enter into, extend, enforce and carry out contracts of every kind; secure, guarantee or in any way guarantee the entering into and compliance of all such obligations; engage in any other lawful activity, although not related to any of the objects set forth in this clause and perform any of the foregoing acts as principal, or other representative character, whatever it may be.

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THIRD: (Equity) The amount of the authorized share equity of the company increases to ONE THOUSAND FIVE HUNDRED MILLION (1,500,000,000) Common Shares without par value. The amount of equity stock will be at least equal to the total amount the company received from the issuance of shares without par value, plus the sums added to the capital in accordance with a resolution of the Board. All shares will have the same rights and privileges and each shall have one (1) vote at all General Meetings of Shareholders. The Board is authorized to determine the amount for which the company may in the future issue and sell shares. The share certificates may be issued in registered form. Shareholders of the company will not have preferential right to subscribe to shares issued under a capital increase. Nor shall have the first option or preferential right to purchase or acquire shares that other shareholders of the company wishing to sell or otherwise dispose of.

FOURTH: (Shares) All shares will have the same rights and privileges and rights and will each have one (1) vote at all General Meetings. All shares will have the same rights and privileges and subject to the provisions of the election of Directors, each is entitled to one (1) vote at all General Meetings of Shareholders.

The shares are registered and will be recorded in a record of shares that will be taken by the President who, in turn, could entrust this function to a specialized entity. Notwithstanding the foregoing, if deemed appropriate, the President or the Board may order that stock certificates are issued, which must contain at least the following information: a) name of the company, address, duration, date of the incorporation deed, the details of the company’s registration in the Commercial Register; b) the principal amount ; c) the certificate representing shares, the class to which it belongs and the rights and obligations inherent to the shares; d) the amount paid or to be paid in full indication; e) fees or charges that may be imposed on the share at the time of issuance; f) any limitation on its transmissibility at the time of issuance; g) date of issuance and certificate number, and h) the name of the shareholder. Stock certificates must be executed by two directors or by the president and a director.

FIFTH: (Shares Register) The share register and other books required by law will be kept in the Republic of Panama or anywhere else stated by the Board.

SIXTH: (Domicile) While the Board does not decide otherwise, the address of the company will be in Panama City, Republic of Panama.

SEVENTH: (Duration) The Company will be of perpetual duration, but may be dissolved in accordance with the law

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EIGHTH: (Shareholders) The Meetings of Shareholders, whether ordinary or extraordinary, will be held at any place or country. At all meetings of the General Meeting, shareholders may be present and vote through their legal representatives or by proxy appointed by public or private document, with or without substation of power of attorney. Regular Meetings: The General Meeting or Shareholders will hold its regular meetings at such time and place as determined by the Board.

At the General Shareholders’ meeting in regular assemblies may discuss the following: a) pronounce itself on the company management and annual accounts for the previous year; b) decide on the application of profits, if any; c) elect the members of the Board and fix their remuneration; d) elect the President of the company; e) appoint or delegate to the Board the appointment of external auditors, as appropriate; f) resolve other issues that are proper under the By-Laws and any other matter as stated in the notice, as required by the social interest. Special Meetings: The General Meeting of Shareholders will hold extraordinary meetings convened by the Board or the President of the company, whenever they consider it appropriate.

In addition, the Board or the President of the company must convene the General Meeting of Shareholders at a special meeting when so requested in wrirting by one or more shareholders representing at least twenty percent (20%) of the issued and outstanding shares of the company. At the General Meeting of Shareholders, meeting in extraordinary session, may discuss the following: a) remove board members and appoint their replacements; b) amend the By-Laws; c) increase or reduce the share capital or; d) issue bonds e) agree on alienation, in a single act of assets whose book value exceeds fifty percent (50%) of the registered capital of the company; e) provide special audits and investigations; f) set the transformation, merger, reorganization and dissolution or winding-up of the company as well as ruling on its liquidation; g) any other matter that is included in the notice thereof.

At the General Meeting of Shareholders, meeting in extraordinary session, they may only consider the matters, which were the subject of the call. Quorum and Voting: The first call means any meeting of Shareholders constituting presence quorum of the holders of the half plus one (1) of the issued and outstanding shares or their proxies or legal representatives. In the second call, a quorum will be set with the number of shareholders present or represented.

All resolutions of the General Meeting of Shareholders shall be approved by the affirmative vote of a shareholder or shareholders representing half plus one (1) of the shares present, except those listed below, for which the veto so it will be necessary more than half of the issued and outstanding shares, namely: a) amend the Articles of

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Incorporation; b) issuance of bonds by value greater than 50% of the registered capital of the company; c) encumber or give as security the assets of the company for a value greater than 50% of the registered capital of the company according to this is determined by the external auditors of the company, in order to guarantee the obligations of third parties; d) approve mergers with other companies; e) dissolve or liquidate the company or divisions; f) remove from office the Directors of the company.

Election of Directors: In the election of members of the Board each shareholder shall be entitled to cast a number of votes equal to the number of shares he may have, multiplied by the number of directors to be elected, being understood that such shareholder may cast all their votes in favor of one candidate or distribute them among the total number of directors to be elected or between two (2) or more of them as it sees fit.

Notice: The call for any meeting of Shareholders, either regular or special, shall be made with no more than five (05) days nor more than sixty (60) before the date of the Board by sending the same by certified mail or personal delivery to each registered shareholder entitled to vote.

Shall be valid agreements made at any General Meeting, although it has not made the announcement in the manner provided above, provided that at such meeting are present or represented all shareholders or, being present represented the number of them need to a quorum, all absent shareholders may waive their right to prior notice, concerning the matters to which such agreements relate.

NINTH: (Board of Directors) The Board will consist of not less than three (3) members. The maximum number of directors will by freely fixed by the General Meeting or by the Board.

Notice: Meetings of the Board may be held in the Republic of Panama or anywhere else that the Directors determine. The summoning for any meeting of the Board will be made by any officer of the company, by written or personal notice given to each director not less than three (3) nor more than ten (10) days before the date of the meeting. However, the Board may decide set periodical meeting dates, in which case the call will not be necessary.

Quorum and Voting: At meetings of the Board quorum will by constituted by the presence of a majority of the Directors who may be represented by the same attorneys who need not be Directors and must be appointed by public or private documents, with or without power of substitution. Decisions of the Board shall be adopted by the affirmative vote of a majority of the directors present or represented.

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Removal: the General Meeting of Shareholders with or without cause may remove any director from office.

Vacancies: Vacancies occurring in the Board shall be filled by resolution of the majority of the remaining members of the same, although these do not constitute a quorum.

Powers of Attorney: The affairs of the company will be managed and directed by the Board, which will exercise all powers of the company, except that the law, the Articles of Incorporation or By-laws reserved to the General Meeting. Accordingly, the Board may grant in trust, pledge, mortgage or otherwise encumber the assets of the company to ensure compliance with its obligations as well as sell, exchange or otherwise dispose of the assets of the same. The Board may also agree to apply results, whether profits or losses, accumulated for the year or previous years, being able to decide on the distribution of dividends or the capitalization of results or application to retained earnings or other equity account, provided that the effects of these agreements relapse equally in all shareholders of the company, based solely on their participation in the paid-up capital of the company.

Appointment of Committees: The Board may constitute one or committees, which may delegate any or all of its powers. Each committee will be composed of two (2) or more Directors.

TENTH: (Officers) The officers of the company, who will be appointed by the Board to act at the discretion of the same, will be, a President, a Treasurer and a Secretary. The Board also may choose one or more Vice-presidents, Assistant Treasurers or Deputy Secretaries, as well as the agents and employees as it deems appropriate. Any person may carry out more than one post. To be an Officer does not require to be a Director. The Board shall fix the powers of the Officers and their authorization to represent the company and act on their behalf. While the Board does not provide otherwise, the incumbent President, acting jointly with a Director may exercise all the powers of the Board relating to the management of the business and affairs of the company and therefore may enter into, on behalf of the company, but only up to the limit of Five Million Dollars (U.S. $5,000,000.00) legal currency of the United States of America, contracts of any kind and, specifically give or obtain money on loan, buy, sell, lease, manage, grant, bargain, endorse, discount, accept, mortgage, pledge or otherwise acquire, encumber or dispose of real property and chattel property, money, notes, warrants and other securities; open or close branches inside or outside the Republic of Panama; charge to receive money or any other thing needed by the company and issue receipts; open bank accounts, turn against them or authorize third parties to do so and agree standards for management; exercise all rights attached to the shares and other securities belonging to capital stock participation in the company,

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including the right to vote; lease up and designate the persons who will have access to them; compromise or submit to arbitration any dispute or arbitration in which The Company is a party. The above powers do not contain exhaustive nor restrictive enumeration and, consequently, the incumbent President, acting in jointly with a Director and up to the limit of Five Million Dollars (U.S. $ 5,000,000.00) legal currency of the United States of America, may exercise the powers corresponding to the Board, but do not appear explicitly mentioned in this clause. Notwithstanding the foregoing, the President will be accountable to the Board of acts performed by the next session this is so done.

ELEVENTH: (Legal Representative) Notwithstanding the directive of the Board, the President will have the legal representation of the company. In the absence of the same, shall be held in its order, the Vice President, if any, the Treasurer or the Secretary. To this end, simply a declaration of three directors to demonstrate to others the existence of circumstances that would permit the Officer to assume the legal representation of the company.

TWELFTH: Contracts and other transactions entered into between it and any other company which are not void or voidable will be the mere fact that one or more of the Directors or Officers of this society has an interest in the other or are Directors or Officers of this company are parties or are interested in such contract or transaction. Such contract or transaction should be informed to the Company, however the Directors or Officers of the company are relieved of any liability which may be incurred by the mere fact of contract with the company for the benefit of themselves or any firm or corporation which are interested in any title without them has been proven fraud or inexcusable negligence and has been a prejudice for the Company.

THIRTEENTH: Compensation of Directors.

The Directors and Officers as well as their successors and their property, will be compensated and kept harmless, by the time they devote to the Company in relation to any of the affairs thereof, of any action, costs, charges, losses, damages and expenses which any of them may incur or sustain by reason of any act or omission during the execution of their duties, and none of them reply for the acts, neglect or omissions of others even though of their signature or acting upon has been provided by internal or external requirement, except for any director or officer who is proving that he acted with intent or gross fault.

Also, AGREED, further, authorize the President and Secretary of the Company, to issue and execute the Certificate of Amendment required by the Law and law firm ARIAS, ALEMAN & MORA to record and register the Certificate of Amendment in the Public Registry of Panama.”

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IN WITNESS WHEREOF, this document was executed in the City of Panama, at the fifteenth (15th) day of January, two thousand and seven (2007).

(Signed) Illegible – Raman Barza Alzamora, President

(Signed) Illegible – Jaime Mora Solis, Secretary

Consistent with its original first copy, I issue, seal and execute in the City of Panama, Republic of Panama, on the twenty-fourth (24th) day of January, two thousand and seven (2007).

“This Deed has a total _ pages.”

SI/JEuagr,

Not ARIOPUIFILICODECIMO

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the Public Registry of Panama

Province: Panama

Date and Time: 2007/01/25 09:57:07:5

Tome: 2007	Seat: 13834
Filing party: ERNESTO FLORES	Id. Card: 2-94-1817
Liquidation No. 7007238396	Total Rights: 1210.00
Entered by: L1BA1

(Public Registry Seal)

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the System of Information of the Public Registry at Microfiche 539106, Redi Number (1074731 Registry Rights B/.1210.00. Certifying Rights B/.10.00

Panama January 25, 2007

Signed (illegible) Head Registrar

(Public Registry Seal)

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

PUBLIC REGISTRY OF PANAMA

TOMES SECTION

CERTIFIES

That this is a true copy of the document registered in this Institution, which I issue and execute on today, the day of:

DATE June 18, 2019

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SIGNATURE: (Signed Illegible) NEMESIO GABRIEL DICLEA GALLARDO

Rights Paid B/.35.00

Liquidation No. 1402238423

194899-391438

(OFFICIAL STAMP OF THE PUBLIC REGISTRY OF PANAMA)

(COAT-OF-ARMS of the REPUBLIC OF PANAMA)

APOSTILLE

Hague Convention of October 5, 1961

1.  In Panama the present public document

2.  Has been signed by NEMESIO GABRIEL DICLEA GALLARDO

3.  Acting in capacity of HEAD OF TOMES, DATA CARDS AND MICROFILM

4.  It is affixed with the seal/stamp of THE PUBLIC REGISTRY OF PANAMA

Certified

5.  At Ministry of Foreign Affairs

6.  On the day of June 20, 2019

7.  By Department of Authentications and Legalizations

8.  Number 2019-194899-391438

9.  Seal/Stamp Department of Authentications and Legalizations of Ministry of Foreign Affairs of the Republic of Panama

10.  Signature of the officer: (Signed illegible) Gretel Kabeth Bonilla

TRANSLATOR’S NOTE: The document is affixed with a barcode.

THE UNDERSIGNED CERTIFIED TRANSLATOR, AUTHORIZED BY MEANS OF RES. NO. 280 OF SEPTEMBER 26, 1994 ISSUED BY THE MINISTRY OF GOVERNMENT AND JUSTICE OF THE REPUBLIC OF PANAMA, HEREBY ATTEST THAT THE FOREGOING DOCUMENT IS A TRUE TRANSLATION FROM ITS ORIGINAL IN SPANISH SUBMITTED TO ME IN PANAMA CITY ON JUNE 23, 2019.

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Panama Certified Translation

0701-054

REPUBLIC OF PANAMA

PROVINCE OF PANAMA

TENTH NOTARY OF THE CIRCUIT OF PANAMA

CARLOS STRAH CASTRELLON

NOTARY PUBLIC TENTH

TELS: 233-9423	OBARRIO	P.O. BOX 0819-06446
FAX: 223-9429	50TH STREET AND ELVIRA MENDEZ, PANAMA, REP. OF PANAMA

COPY

PUBLIC DEED No. 2297 of February 07, 2007.

BY MEANS OF WHICH
BY MEANS OF WHICH are recorded a Certificate of Amendment and an Appointment Certificate of the company INTERGROUP FINANCIAL SERVICES CORP, by means of which clause Third of the Articles of Incorporation is amended and new Directors and Officers are appointed.

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PUBLIC DEED NUMBER TWO THOUSAND TWO HUNDRED NINETY-SEVEN

(2,297)

BY MEANS OF WHICH are recorded a Certificate of Amendment and an Appointment Certificate of the company INTERGROUP FINANCIAL SERVICES CORP, by means of which clause Third of the Articles of Incorporation is amended and new Directors and Officers are appointed.

Panama, February 07, 2007

In Panama City, capital of the Republic and Seat of the Notarial Circuit of the same name on the seventh (07th) day of February, two thousand and seven (2007), before me, CARLOS STRAH CASTRELLON, Notary Public Tenth of the Circuit of Panama, holder of personal the identity card Eight - one hundred forty-seven - eight hundred-two (8-147-802), personally appeared Mr. JAIME MORA SOLIS, male, Panamanian, of legal age, married, Attorney-at-Law, resident of this city, holder of personal identity card number seven - sixty-six - seven hundred ten (7-66-710), a person whom I know, acting in his capacity as a member of the law firm ARIAS, ALEMAN & MORA, Resident Agent of the company INTERGROUP FINANCIAL SERVICES CORP., company registered at the Public Registry, Microfilm (Commercial) Section, at Microfiche five hundred thirty-nine thousand one hundred six (539106), Redi Document number one million fourteen thousand seven hundred thirty-seven (1014737), as of the twenty-first (21st) day of January two thousand and six (2006) and who presented me for registration thereof, for which effect I added to the protocol of this Deed, the Certificate of Amendment and an Appointment Certificate of said company, by means of which is amended Clause Third of the Articles of Incorporation and new Directors and Officers are appointed. Recording requested hereby made and copies shall be issued as necessary.

The undersigned certifies that the Notary has extended this Public Deed, based on Minutes duly countersigned by the law firm ARIAS, ALEMAN & MORA, in compliance with what is set forth articles fourth (4th), fourteenth (14th) and sixteenth (16th) of Act of April Ninth (9th) Nineteen Eighty-four (1984).

I warned that copies of this Deed must be registered in the Public Registry, and it was read before the appearing parties in the presence of the attesting witnesses SIMION RODRIGUEZ, with personal identity card number nine - one hundred seventy-four - two hundred (9-174-200) and MAITA GONZALEZ, with personal identity card number eight - five hundred sixteen - two thousand two hundred-seven (8-516-2207), both of legal, residents of this city, people who know and are skillful for the position, fund it agreeable, imparted their approval and they all executed the same for the record, for before me, the Notary who attests.

This Public Deed in the protocol of the present year is identified with number TWO THOUSAND TWO HUNDRED NINETY-SEVEN (2,297)

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(SIGNED) JAIME MORA SOLÍS, SIMION RODRÍGUEZ, MAITA GONZALEZ, CARLOS STRAH CASTRELLON, Notary Public Tenth of the Notarial Circuit of Panama.

CERTIFICATE OF AMENDMENT

The undersigned, Ramon Barúa Alzamora, President and Jaime Mora Solis, Secretary, respectively, of the company INTERGROUP FINANCIAL SERVICES CORP., registered in the

Microfilm Commercial Section of the Public Registry, at Microfiche 539106, Redi Document No. 1014737 since September 21st, 2006, certify:

1)

That a meeting of the General Assembly of Shareholders was held. on January 31st, 2007, when convened by conference call in which were present in direct communication and therefore present, holders of the all issued and outstanding shares of the Company.

2)	That the meeting was chaired by Mr. Raman Barúa Alzamora, President and Mr. Jaime Mora Solis, Secretary of the Company, respectively.

3)	That at that meeting, in attention to motion duly made and seconded, the following resolutions were adopted:

“IT IS AGREED to amend Clauses Third of the Articles of Incorporation of the Company to read as follows:

THIRD: (Equity) The amount of the authorized share equity of the company increases to ONE FIFTY THOUSAND MILLION (150,000,000) Common Shares without par value. The amount of equity stock will be at least equal to the total amount the company received from the issuance of shares without par value, plus the sums added to the capital in accordance with a resolution of the Board.

All shares will have the same rights and privileges and each shall have one (1) vote at all General Meetings of Shareholders. The Board is authorized to determine the amount for which the company may in the future issue and sell shares.

The share certificates may be issued in registered form. Shareholders of the company will not have preferential right to subscribe to shares issued under a capital increase. Nor shall have the first option or preferential right to purchase or acquire shares that other shareholders of the company wishing to sell or otherwise dispose of.”

“ADDITIONALLY RESOLVED to authorize the President and Secretary of the Company, to issue and execute the Certificate of Amendment required by the Law and the law firm ARIAS, ALEMAN & MORA to record and register the Certificate of Amendment in the Public Registry of Panama.”

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IN WITNESS WHEREOF, this document was executed in the city of Panama, at the thirty-first (31st) day of January, two thousand and seven (2007).

(Signed) Illegible - Raman Barúa Alzamora, President

(Signed) Illegible - Jaime Mora Solis, Secretary

CERTIFICATE

The undersigned, Ramón, Barúa Alzamora, President and Juan Antonio Castro Molina, Treasurer, respectively, of the company INTERGROUP FINANCIAL SERVICES CORP. registered in the Microfilm Commercial Section of the Public Registry, at Microfiche 539106, Redi Document No. 1014737, by these means certify under oath as follows:

lst. In accordance to reduction of the authorized capital stock of the company called INTERGROUP FINANCIAL SERVICES CORP. registered in the Microfilm Commercial Section of the Public Registry, at Microfiche 539106, Redi Document No. 1014737, since September 21st, 2006, approved in the extraordinary assembly of the shareholders board of said company held on January 2007 is not breached what is set forth in the first paragraph of article 14 of Act 32 of February 28, 1927.

2nd. They render Affidavit with the purpose of complying with what is set forth in article 14 of Act 32 of February 28th, 1927.

IN WITNESS WHEREOF, this document was executed in the city of Panama, at the thirty-first (31st) day of January, two thousand and seven (2007).

(Signed) Illegible - Raman Barúa Alzamora, President

(Signed) Illegible - Jaime Mora Solis, Secretary

APPOINTNENT CERTIFICATE

The undersigned, Jaime Mora Solís, Secretary of the company called INTERGROUP FINANCIAL SERVICES CORP. registered in the Microfilm Commercial Section of the Public Registry, at Microfiche 539106, Redi Document No. 1014737, since September 21st 2006, certifies:

1)

That a meeting of the General Assembly of Shareholders of the Company was held in January 31st 2007, previous summoning, by means of telephone conference and therefore present were in direct communication and therefore present, the holders of the totality of the issued and outstanding shares of the Company.

2)	That the meeting was presided by Mr. Ramón Barúa Alzamora, President and by Mr. Jaime Mora Solís, Secretary of the Company, respectively:

3)	That in said meeting, based on motion duly submitted and seconded, he following resolutions were adopted:

“RESOLVE, to accept the resignation of the following persons from the post of member of the Board of the Company: (1) Juan Antonio Castro Molina; and (ii) Jaime Mora Solís, thanking them for the important services rendered to the Company;”

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“RESOLVE, to appoint the following persons as officers of the company:    (1) Carlos Rodriguez-Pastor Persivale, identified with National Identity Document No. 10543995, as President; (ii) Felipe Morris Guerinoni, identified with National Identity Document No. 10218417, as Secretary; and, Ramón Barúa Alzamora, identified with National Identity Document No. 07272637, as Treasurer, all, for these effects, domiciled at Carlos Villarán Avenue, No. 140, Santa Catalina Township, La Victoria, Lima, Peru; and”

“RESOLVE, additionally, to authorize Jaime Mora Solís, Secretary of the company to issue and execute the Certificate of Appointment and authorize also, the law firm of ARIAS, ALEMAN & MORA to record and register said Certificate of Appointment in the Public Registry of Panama.

IN FAITH OF WHICH, the present document is executed at the thirty-first (31st) day of the month of January, two thousand and seven (2007).

(Signed Illegible)              Jaime Mora Solís              Secretary

Consistent with its original first copy, I issue, seal and execute in the City of Panama, Republic of Panama, on the seventh (7th) day of February, two thousand and seven (2007).

“This Deed has a total 3 pages.”

(Signed) Illegible - Carlos Strah Castrellon, Notary Public Tenth (Notary Seal)

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIIXED BY A STAMP THAT READS:

Entered into the Public Registry of Panama

Province: Panama

Date and Time: 2007/02/12 14:19:39:5

Tome: 2007	Seat: 24957
Filing party: ERNESTO FLORES	Id. Card: 2-94-1817
Liquidation No. 7007257835	Total Rights: 100.00

Entered by: KEBO

(Public Registry Seal)

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAI READS:

Entered into the System of Information of the Public Registry at

Microfiche 539106, S.A. Redi

Number 1084454 Registry Rights B/.80.00 Certifying Rights B/.20.00

Panama FEBRUARY 12, 2007

Signed (illegible) Head Registrar

(Public Registry Seal)

6/6

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

PUBLIC REGISTRY OF PANAMA

TOMES SECTION

CERTIFIES

That this is a true copy of the document registered in this Institution, which I issue and execute on today, the day of:

DATE June 18, 2019

SIGNATURE: (Signed Illegible) NEMESIO GABRIEL DICLEA GALLARDO

Rights Paid B/.35.00

Liquidation No. 1402238423 194899-391443

(OFFICIAL STAMP OF THE PUBLIC REGISTRY OF PANAMA)

(COAT-OF-ARMS of the REPUBLIC OF PANAMA)
APOSTILLE
Hague Convention of October 5, 1961

1.	In Panama the present public document
2.	Has been signed by NEMESIO GABRIEL DICLEA GALLARDO
3.	Acting in capacity of HEAD OF TOMES , DATA CARDS AND MICROFILM
4.	It is affixed with the seal/stamp of THE PUBLIC REGISTRY OF PANAMA

Certified

5.	At Ministry of Foreign Affairs
6.	On the day of June 20, 2019
7.	By Department of Authentications and Legalizations
8.	Number 2019-194899-391440
9.	Seal/Stamp Department of Authentications and Legalizations of Ministry of Foreign Affairs of the Republic of Panama
10.	Signature of the officer: (Signed illegible) Gretel Kabeth Bonilla

TRANSLATOR’S NOTE: The document is affixed with a barcode.

THE UNDERSIGNED CERTIFIED TRANSLATOR. AUTHORIZED BY MEANS OF RES. NO. 280 OF SEPTEMBER 26. 1994 ISSUED BY THE MINISTRY OF GOVERNMENT AND JUSTICE OF THE REPUBLIC OF PANAMA, HEREBY ATTEST THAT THE FOREGOING DOCUMENT IS A TRUE TRANSLATION FROM ITS ORIGINAL IN SPANISH SUBMITTED TO ME IN PANAMA CITY ON JUNE 23, 2019.

Translation

REPUBLIC OF PANAMA

PROVINCE OF PANAMA

TENTH NOTARY OF THE CIRCUIT

OF PANAMA

CARLOS STRAH CASTRELLON

Tenth Public Notary

Telephones: 223-9423	50 Street and Elvira Mendez	P.O. Box 0819-06446
Fax: 223-9429	El Ejecutivo Building	Panama, Rep. of Panama

COPY

DEED No. 8,951, Dated June 5th, 2007.

WHEREBY	The Minutes of the meeting of a General Shareholders’ Assembly of the corporation INTERGROUP FINANCIAL SERVICES CORP., whereby two new members of the Board of Directors of the Corporation are elected, is protocolized.

PUBLIC DEED NUMBER EIGHT THOUSAND NINE HUNDRED FIFTY-ONE                     (8,951)                    WHEREBY The Minutes of a meeting of the General Shareholders’ Assembly of the corporation INTERGROUP FINANCIAL SERVICES CORP., whereby two new members of the Board of Directors of the Corporation are elected, is protocolized.                     Panama, June 5th, 2007.                     In the city of Panama, Capital of the Republic and Seat of the Notarial Circuit of the same name, this fifth (5th) day of the month of June of the year two thousand seven (2007), before me, CARLOS STRAH CASTRELLÓN, Tenth Notary Public of the Circuit of Panama, bearer of Personal Identity Card No. eight-one hundred and forty-seven-eight hundred and two (8-147-802), there personally appeared Mr. JAIME MORA SOLIS, male, Panamanian, of legal age, married, businessman, resident of this city, holder of Personal Identity Card Number seven - sixty-six- seven hundred ten (7-66-710), person whom I know, acting in his capacity as member of the law firm ARIAS, ALEMAN & MORA, resident agent of the corporation named INTERGROUP FINANCIAL SERVICES CORP., corporation duly registered in the Public Registry,

1

Microfilm (Mercantile) Section on Microjacket five hundred thirty-nine thousand one hundred and six (539106), Redi document one million fourteen thousand seven hundred and thirty-seven (1014737), as from the twenty-first (21st) day of September of two thousand six (2006) and who submitted to me for its protocolization as in effect I do protocolize this Deed, the Minutes of a Meeting of the Shareholders’ Assembly of the said corporation whereby two new members of the Board of Directors of the corporation are elected.                    The requested protocolization is hereby made and the copies requested shall be issued.                     The undersigned Notary states that he has issued the present Public Deed based on minutes duly countersigned by the law firm ARIAS, ALEMAN & MORA, in compliance with what articles fourth (4th), fourteenth (14th) and sixteenth (16th) of Law ninth (9th) of April, one thousand nine hundred eighty-four (1984).                     I warned that a copy of this instrument must be registered before the Public Registry and upon the reading thereof before the instrumental witnesses, SIMION RODRIGUEZ, with personal identity card number nine-one hundred and seventy four-two hundred (9-174-200) and MAITA GONZALEZ, with

2

personal identity card number eight-five hundred sixteen-two thousand two hundred and seven (8-516-2207), both of legal age, residents of this city, whom I attest to know and are fit for the post, they found it in agreement, approved thereof and signed it for the record, before me, the Notary who attests.                      THIS PUBLIC DEED BEARS THE NUMBER EIGHT THOUSAND NINE HUNDRED FIFTY-ONE                      (8,951)                      (Signed) JAIME MORA SOLIS, SIMION RODRIGUEZ, MAYTA GONZALEZ, CARLOS STRAH CASTRELLON, Tenth Notary Public of the Circuit of Panama.                      Minutes of a Meeting of the                      Shareholders’ Assembly of the corporation                      INTERGROUP FINANCIAL SERVICES CORP.                     On the 30th of March of 2007 at 10:00 a.m., it was held through a telephone conference in which there were present all the participants of the meeting, an Extraordinary Meeting of the Shareholders of the corporation named Intergroup Financial Services Corp., (hereinafter the “Corporation”), with the assistance of the following sole shareholder:                     IFH Peru Ltd., a corporation constituted and existing under

3

the laws of Bahamas, holder of the one hundred percent (100%) of the representative shares of the capital stock of the corporation, duly represented by Mr. Felipe Morris Guerinoni.                     PRESIDENT AND SECRETARY                     By unanimous decision of the Extraordinary General Shareholders’ Assembly, the meeting was chaired by Mr. Felipe Morris Guerinoni and, Mr. Juan Antonio Castro Molina, acted as Secretary, due to the absence of the incumbent.                     QUORUM AND OPENING                      There being present or represented the totality of the registered and duly paid shares in which they are representing the capital stock, it was unanimously agreed, to hold the meeting, to validly take agreements and to deal with the matters mentioned in this minutes as the agenda of this meeting without previous call being necessary, being this decision the authorization referred to in the Eight clause of the by-laws of the corporation.                     AGENDA                      Restructuration of the Board of Directors of the corporation

4

The Chairman informed that for the better interest of the Corporation, it was necessary to designate two new members of the Board of Directors, for which he submitted some proposals.                      The Extraordinary General Shareholders’ Assembly of the Corporation unanimously approved the following resolutions:-“BE IT RESOLVED to establish in five the number of directors of the corporation.”                     “BE IT RESOLVED to appoint the following persons as members of the Board of Directors of the Corporation: (i) Jose Alfonso Ernesto Bustamante y Bustamante, of Peruvian nationality, identified with DNI No. 30849678; and (ii) Fritz Dubois Freund, of Peruvian nationality, identified with DNI No. 06521597, all of them with domicile for these effects, at Av. Carlos Villaran No. 140, Urb. Santa Catalina, La Victoria, Lima, Peru.                     In consequence, the Board of Directors will be formed by the following persons:                     Carlos Rodriguez Pastor Persivale (President)                      Ramon Barua Alzamora (Treasurer)                      Felipe Morris Guerinoni (Secretary)                      Jose Alfonso Bustamante y Bustamante

5

Fritz Dubois Freund                      “BE IT RESOLVED to authorize Arias, Aleman & Mora so that in their capacity as resident agent of the corporation, protocolize and file before the Public Registry, a copy of the minutes of the present meeting.”                    There being no further matters to deal with, the meeting was adjourned.                     (Sgd.) Illegible                      FELIPE MORRIS GUERINONI – President                      (Sgd.) Illegible                      JUAN ANTONIO CASTRO MOLINA – Secretary Ad-Hoc                      This copy which I issue, seal and sign in the City of Panama, this fifth (5th) day of June of the year two thousand seven (2007) agrees with its original.                      “This deed has a total of 2 pages.”                     (Sgd.) There appears a signature                      Carlos Strah Castrellon                      Tenth Public Notary                     (Seal: Republic of Panama, Tenth Public Notary of the Circuit)

Filed with the Public Registry of Panama

Province: Panama     Date and Time: 2007/06/13 10:35:58:3

6

Volume:	2007	Entry:	101097
Submitted by:	Ernesto Flores	ID Card No.:	2-94-1817
Liquidation No.:	7007087481	Total Duties:	50.00
Entered by:	JOGUE

<There appears a signature>

Chief of Receipt of Documents and Quality Control

<Seal:> Republic of Panama, Office of the Public Registry

Registered with the Technological Information System

of the Public Registry of Panama

Mercantile Section

Microjacket No.:	539106

Initials:	S.A.

Document:	1151578

Operation Carried Out:	Minutes

Registration Fees:	40.00

Qualification Fees:	10.00

Panama, June 15th, 2007.

[Signed illegible], Chief Registrar

<Seal:> Republic of Panama, Office of the Public Registry

7

PUBLIC REGISTRY OF PANAMA

VOLUME SECTION

CERTIFIES:

That this is a true copy of the document registered in this institution which I issue and sign today 18/June/2019.

(Sgd) There appears an illegible signature

Duties paid: B/. 40.00

Liquidation No. 1402238423

APOSTILLE

(Convention de La Haye du 5 octobre 1961)

1.	In Panama: this public document

2.	has been signed by Nemesio Gabriel Diclea Gallardo

3.	acting in the capacity of Chief of Volume, Microjacket and Microfilm Center,

4.	bears the seal/stamp tax of the Public Registry

CERTIFIES
5.	In Ministry of Foreign Affairs

6.	Date: June 20, 2019

7.	by Authentication and Legalization Department

8.	Number 2019-194899-391442

9.	Seal: (seal of Ministry of Foreign Affairs)

10.	Signature: (Sgd. there appears an illegible signature) Gretel Kabeth Bonilla CERTIFIER

THE FOREGOING IS A TRANSLATION INTO ENGLISH OF THE DOCUMENT IN SPANISH PRESENTED TO ME.

PANAMA, JUNE 21st, 2019.

The translator is not responsible for the source or legality of the contents of the document.

8

Translation

REPUBLIC OF PANAMA

PROVINCE OF PANAMA

TENTH NOTARY OF THE CIRCUIT

OF PANAMA

CARLOS STRAH CASTRELLON

Tenth Public Notary

Telephones: 223-9423	50 Street and Elvira Mendez	P.O. Box 0819-06446
Fax: 223-9429	El Ejecutivo Building	Panama, Rep. of Panama

COPY

DEED No. 9,063, Dated June 7th, 2007.

WHEREBY	The Minutes of a meeting of the Board of Directors of the corporation named INTERGROUP FINANCIAL SERVICES CORP., whereby Mr. Ramon Barua Alzamora is appointed as the Assistant Secretary of the corporation, is protocolized.

PUBLIC DEED NUMBER NINE THOUSAND SIXTY-THREE (9,063) WHEREBY The Minutes of a meeting of the Board of Directors of the corporation named INTERGROUP FINANCIAL SERVICES CORP., whereby Mr. Ramon Barua Alzamora is appointed as the Assistant Secretary of the corporation, is protocolized.

Panama, June 7th, 2007

In the city of Panama, Capital of the Republic and Seat of the Notarial Circuit of the same name, this seventh (7th) day of the month of June of the year two thousand seven (2007), before me, CARLOS STRAH CASTRELLÓN, Tenth Notary Public of the Circuit of Panama, bearer of Personal Identity Card No. eight-one hundred and forty-seven-eight hundred and two (8-147-802), there personally appeared Mr. JAIME MORA SOLIS, male, Panamanian, of legal age, married, businessman, resident of this city, holder of Personal Identity Card Number seven—sixty-six- seven hundred ten (7-66-710), person whom I know, acting in his capacity as member of the law firm ARIAS, ALEMAN & MORA, resident agent of the corporation named INTERGROUP FINANCIAL SERVICES CORP., corporation duly registered in the Public Registry, Microfilm (Mercantile) Section on Microjacket five hundred

1

thirty-nine thousand one hundred and six (539106), Redi document one million fourteen thousand seven hundred and thirty-seven (1014737), as from the twenty-first (21st) day of September of two thousand six (2006) and who submitted to me for its protocolization as in effect I do protocolize this Deed, the Minutes of a Meeting of the Board of Directors of the said corporation whereby Mr. Ramon Barua Alzamora is appointed as Assistant Secretary of the Corporation.

The requested protocolization is hereby made and the copies requested shall be issued.

The undersigned Notary states that he has issued the present Public Deed based on minutes duly countersigned by the law firm ARIAS, ALEMAN & MORA, in compliance with what articles fourth (4th), fourteenth (14th) and sixteenth (16th) of Law ninth (9th) of April, one thousand nine hundred eighty-four (1984).

I warned that a copy of this instrument must be registered before the Public Registry and upon the reading thereof before the instrumental witnesses, SIMION RODRIGUEZ, with personal identity card number nine-one hundred and seventy four-two hundred (9-174-200) and MAITA GONZALEZ, with

2

personal identity card number eight-five hundred sixteen-two thousand two hundred and seven (8-516-2207), both of legal age, residents of this city, whom I attest to know and are fit for the post, they found it in agreement, approved thereof and signed it for the record, before me, the Notary who attests.

THIS PUBLIC DEED BEARS THE NUMBER NINE THOUSAND SIXTY-THREE (9,063)

(Signed) JAIME MORA SOLIS, SIMION RODRIGUEZ, MAYTA GONZALEZ, CARLOS STRAH CASTRELLON, Tenth Notary Public of the Circuit of Panama.

Minutes of a Meeting of the

Board of Directors of the Corporation

INTERGROUP FINANCIAL SERVICES CORP.

On the 5th of June of 2007 at 10:00 a.m., it was held a meeting of the Board of Directors of the corporation named Intergroup Financial Services Corp., (hereinafter the “Corporation”), through a telephone conference in which the totality of the directors of the Corporation participated in permanent communication:

-Carlos Rodriguez Pastor Persivale

-Ramon Barua Alzamora

3

-Felipe Morris Guerinoni

-Fritz Dubois Freund, and

-Alfonso Bustamante y Bustamante

PRESIDENT AND SECRETARY

The Board of Directors was chaired by Mr. Carlos Rodriguez- Pastor Persivale, President of the Corporation and Mr. Felipe Morris Guerinoni acted as Secretary, holder of the post.

QUORUM AND OPENING

All the directors of the corporation holding a telephone conversation, they waived to the right of previous notice, as established by the by-laws, it was unanimously agreed, to hold the meeting, to deal with the matters mentioned in this minutes as the agenda of this meeting and to validly take agreements without previous call being necessary.

AGENDA

The Chairman informed that for the better interest of the Corporation, it was necessary to name an Assistant Secretary to act in replacement of the Secretary holder of the post.

After discussing the matter and upon motion duly presented and seconded, the Board of Directors unanimously approved

4

the following resolutions:

“BE IT RESOLVED to name Mr. Ramon Barua Alzamora as Assistant Secretary of the Corporation, his sole acting being enough to certify the absence of the incumbent secretary.”

“BE RESOLVED to authorize Arias, Aleman & Mora, so that in their capacity of resident agent of the Corporation, they protocolize before the Public Registry, a copy of this deed of the present meeting.”

“BE RESOLVED, to authorize the President of the Corporation and their Secretary so they subscribe the present minutes on behalf of the other directors of the Corporation.”

There being no other business, the meeting was adjourned.

(Sgd.) Illegible Carlos Rodriguez Pastor Persivale President

(Sgd.) Illegible Felipe Morris Guerinoni Secretary

This copy which I issue, seal and sign in the City of Panama, this seventh (7th) day of June of the year two thousand seven (2007) agrees with its original.

“This deed has a total of 2 pages.”

5

(Sgd.) There appears a signature

Carlos Strah Castrellon

Tenth Public Notary

(Seal: Republic of Panama, Tenth Public Notary of the Circuit)

Filed with the Public Registry of Panama

Province: Panama Date and Time: 2007/06/07 17:18:36:2

Volume:	2007	Entry:	97936
Submitted by:	Ernesto Flores	ID Card No.:	2-94-1817
Liquidation No.:	7007085612	Total Duties:	50.00
Entered by:	ALGU

<There appears a signature>

Chief of Receipt of Documents and Quality Control

<Seal:> Republic of Panama, Office of the Public Registry

Public Registry of Panama

Delivery Department

Defective Documents

Document withdrawn without being registered by:

Name: Ernesto Flores

ID card No. 2-94-1817

6

June 11th, 2007

(Sgd.) There appears a signature

Chief Signature

<Seal:> Republic of Panama, Office of the Public Registry, Delivery Section

Filed with the Public Registry of Panama

Province: Panama     Date and Time: 2007/06/14 11:06:36:1

Volume:	2007	Entry:	102017
Submitted by:	Ernesto Flores	ID Card No.:	2-94-1817
Liquidation No.:	7007088281	Total Duties:	10.00
Entered by:	JOGUE

<There appears a signature>

Chief of Receipt of Documents and Quality Control

<Seal:> Republic of Panama, Office of the Public Registry

Public Registry of Panama

Delivery Department

Defective Documents

Document withdrawn without being registered by:

Name: Ernesto Flores

ID card No. 2-94-1817

7

June 20th, 2007

(Sgd.) There appears a signature

Chief Signature

<Seal:> Republic of Panama, Office of the Public Registry, Delivery Section

Filed with the Public Registry of Panama

Province: Panama     Date and Time: 2007/06/20 17:50:15:4

Volume:	2007	Entry:	107285
Submitted by:	Ernesto Flores	ID Card No.:	2-94-1817
Liquidation No.:	7007093190	Total Duties:	10.00
Entered by:	CARJU1

<There appears a signature>

Chief of Receipt of Documents and Quality Control

<Seal:> Republic of Panama, Office of the Public Registry

Registered with the Technological Information System

of the Public Registry of Panama

Mercantile Section
Microjacket No.:	539106
Initials:	S.A.

8

Document:	1156385
Operation Carried Out:	Minutes
Registration Fees:	40.00
Qualification Fees:	10.00

Panama, June 25th, 2007.

[Signed illegible]

Chief Registrar

<Seal:> Republic of Panama, Office of the Public Registry

9

PUBLIC REGISTRY OF PANAMA

VOLUME SECTION

CERTIFIES:

That this is a true copy of the document registered in this institution which I issue and sign today 18/June/2019.

(Sgd) There appears an illegible signature

Duties paid: B/. 40.00

Liquidation No. 1402238423

APOSTILLE

(Convention de La Haye du 5 octobre 1961)

1.	In Panama: this public document
2.	has been signed by Nemesio Gabriel Diclea Gallardo
3.	acting in the capacity of Chief of Volume, Microjacket and Microfilm Center,
4.	bears the seal/stamp tax of the Public Registry

CERTIFIES

5.	In Ministry of Foreign Affairs 6. Date: June 20, 2019
7.	by Authentication and Legalization Department
8.	Number 2019-194899-391458
9.	Seal: (seal of Ministry of Foreign Affairs)
10.	Signature: (Sgd. there appears an illegible signature)
Gretel Kabeth Bonilla

CERTIFIER

THE FOREGOING IS A TRANSLATION INTO ENGLISH OF THE DOCUMENT IN SPANISH PRESENTED TO ME.

PANAMA, JUNE 21st, 2019.

The translator is not responsible for the source or legality of the contents of the document.

/s/ ELSA E. CALLABA ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88

10

Translation

REPUBLIC OF PANAMA

PROVINCE OF PANAMA

TENTH NOTARY OF THE CIRCUIT OF PANAMA

RICARDO A. LANDERO M.

Tenth Notary Public

Telephone:	223-9423	Campo Alegre, Angeliki Building, Office	Fax: 223-9429
Fax:	223-4258	1A, Ground Floor, P.O. Box 0832-00402,
Republic of Panama

COPY

DEED No.     2,634         Dated January 31st, 2012.

WHEREBY the certification of the corporation called INTERGROUP FINANCIAL SERVICES CORP., by means of which a new Board of Directors is elected is notarized.

/s/ ELSA E. CALLABA ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88

PUBLIC DEED NUMBER TWO THOUSAND SIX HUNDRED AND THIRTY FOUR                                      (2,634)                                      WHEREBY, the certification of the corporation called INTERGROUP FINANCIAL SERVICES CORP. by means of which a new Board of Directors is elected is notarized.                                      Panama, January 31st, 2012.                                      In the City of Panama, Capital city of the Republic and Head of the Notarial Circuit bearing the same name, this thirty first (31st) day of January of the year two thousand and twelve (2012), before me, RICARDO ADOLFO LANDERO MIRANDA, Tenth Notary Public of the Circuit of Panama, bearer of the personal identity card number four – one hundred and three – two thousand three hundred and thirty seven (4-103-2337), there personally appeared Mr. LUIS EDUARDO MASTELLARI, male, Panamanian, of legal age, married, attorney, neighbor of this city, bearer of the personal identity card number eight – three hundred and eleven – two hundred and sixteen (8-311-216), person to me known, acting in his capacity as member of the law firm ARIAS, ALEMAN & MORA, duly authorized by the corporation called INTERGROUP FINANCIAL SERVICES CORP., a corporation duly organized under the laws of the Republic of Panama, as

/s/ ELSA E. CALLABA ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88

1

certified in the Public Registry on Microjacket five hundred thirty nine thousand one hundred and six (539,106), Document one million fourteen thousand seven hundred and thirty seven (1,014,737), as from the twenty first (21st) day of September of the year two thousand and six (2006), who submitted to me for its notarization, and I hereby do, the Certification of the company above mentioned, by means of which a new Board of Directors is elected. The requested notarization is hereby made and the necessary copies shall be issued.                                      The undersigned Notary hereby certifies that he has drawn up this Public Deed, based on minutes duly countersigned by the law firm ARIAS, ALEMAN & MORA, complying with the provisions set forth in article fourth (4th), fourteenth (14th) and sixteenth (16th) of Law nine (9) of April of the year one thousand nine hundred and eighty four (1984).                      I warned the appearing party that a copy of this Deed should be registered with the Public Registry and, upon the reading of same in the presence of the instrumental witnesses, to wit, JAYRO NUÑEZ, bearer of the personal identity card number eight – seven hundred and twenty five – two hundred and twenty one (8-725-221) and SIMIÓN

/s/ ELSA E. CALLABA ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88

2

RODRÍGUEZ, bearer of the personal identity card number nine – one hundred and seventy four – two hundred (9-174-200), both of legal age, neighbors of this city, persons to me known and who are fit for the position, they agreed on it and sign it for the record before me, the Notary, who attests.                                      This Deed bears sequential number TWO THOUSAND SIX HUNDRED AND THIRTY FOUR                                      (2,634)                                      (Signed) LUIS EDUARDO MATELLARI, JAYRO NUÑEZ, SIMIÓN RODRÍGUEZ, RICARDO ADOLFO LANDERO MIRANDA, Tenth Notary Public of the Circuit of Panama.                                          CERTIFICATION                                      INTEGROUP FINANCIAL SERVICES CORP.                                      The undersigned, Felipe Morris Guerinoni, acting in his capacity as Director and Secretary of the company called INTERGROUP FINANCIAL SERVICES CORP., a corporation duly organized under the laws of the Republic of Panama, as certified with the Public Registry on Microjacket five hundred thirty nine thousand one hundred and six (539,106), Document one million fourteen thousand, seven hundred and thirty seven (1,014,737) of the Mercantile Section, hereby certifies the following:

/s/ ELSA E. CALLABA ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88

3

1. Upon prior call, on the thirteenth (13th ) day of April of the year two thousand and nine (2009), a meeting of the General Shareholders’ Meeting of the company INTERGROUP FINANCIAL SERVICES CORP., was held in the City of Panama, Republic of Panama, in which the majority of the shareholders representing the necessary quorum in first call was present or duly represented.

2. The shareholders appointed Mr. Jaime Mora Solis to act as Chairman of the meeting and Mr. Juan Antonio Castro Molina as Secretary thereof.

3. At the General Shareholders’ Meeting held on the thirteenth (13th) day of April of the year two thousand and nine (2009), the Chairman stated that the purpose of the meeting was to study the convenience of, among other things, the following: Ratification of directors and officers of the company.

4. Upon discussion of the explanations made by the Chairman on this matter, the Board unanimously approved the following resolutions, among other things:

“To appoint Mr. Alfonso de los Heros Pérez Albela as new Director, as replacement for Mr. Fritz Dubois Freund, due

/s/ ELSA E. CALLABA ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88

4

to the vacancy produced upon his resignation submitted on December of the year two thousand and eight (2008).                          Furthermore, to ratify the other Directors and Officers of the company, Carlos Rodríguez Pastor Parsivale, Director/President; Ramón Barúa Alzamora, Director/Treasurer/Deputy Secretary; Felipe Morris Guerinoni, Director/Secretary; Alfonso Bustamante y Bustamante, Director; and, as a result of the above, the Board of Directors and the officers of the company shall be composed ad follows:                                  Carlos Rodríguez Pastor Parsivale                                  Director/President Felipe Morris Guerinoni                                  Director/Secretary Ramón Barúa Alzamora              Director/Treasurer/Deputy Secretary Alfonso Bustamante y Bustamante                                  Director Alfonso de los Heros Pérez Albela                                  Director IN FAITH WHEREOF, this Certificate is issued this seventeenth (17th) day of January of the year two thousand and twelve (2012), the undersigned Secretary of the Company stating that this document is a certification of the original minutes of said meeting taken from the Minutes’ Book of the company.

/s/ ELSA E. CALLABA ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88

5

SIGNED ILLEGIBLE Felipe Morris Guerinoni              Secretary of the Company                                                                                   THERE APPEARS A STAMP READING              ON THE BACK                              NOTARY                      AV. ARAMBURU 668 SURQUILLO, LIMA, PERU                      PAINO                      TELEPHONE NUMBER: 618.5151, FAX: 441.1791                  ALFREDO@NOTARIA PAINO.COM.PE, WWW.NOTARIAPAINO.COM                  I HEREBY CERTIFY THAT THE SIGNATURE APPEARING IN THIS DOCUMENT CORRESPONDS TO: FELIPE FEDERICO ROY MORRIS GUERINONI, BEARER OF IDENTITY CARD NUMBER 10218417. THE UNDERSIGNED NOTARY DOES NOT TAKE ANY RESPONSIBILITY FOR THE CONTENT OF THIS DOCUMENT.                                                                                   LIMA, JANUARY 18th, 2012.                                                                                                                                                                 SIGNED ILLEGIBLE                  ALFREDO PAIDO SCARPATI — Notary of Lima                                                                           STAMP                                                                                                                                                                                                  SCHOOL OF NOTARIES OF LIMA                  PERU                                                                                                                            STAMP                                                                                                                                                                                                          BOARD OF PRESIDENTS                              Av. Paseo de la Republica No. 3565, Piso 8, San Isidro, Lima 27, Peru.

Telephone No.: (511) 4228160-(511) 421-1201                                      THE SCHOOL OF NOTARIES OF PERU                  Fax: (511) 422 8024                      www.juntadedecanos@yahoo.es

/s/ ELSA E. CALLABA ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88

6

THE CHAIRMAN OF THE BOARD OF PRESIDENTS OF THE SCHOOL OF NOTARIES OF PERU HEREBY CERTIFIES THAT THE SIGNATURE AND STAMP WHICH APPEAR IN THIS FOLIO CORRESPOND TO THE NOTARY (IES) OF LIMA: JOSE ALFREDO, PAINO SCARPATTI, PRACTICING NOTARY.                                          B/F 76538                                      LIMA, JANUARY 18th, 2012.                                      SIGNED ILLEGIBLE – FRANCISCO JAVIER VILLAVICENTICO CARDENAS ROUND SEAL – BOARD OF THE SCHOOL OF NOTARIES OF PERU                                      APOSTILLE                                      (Convention of the Hague of October 5th, 1961)

1. Country: Republic of Peru

This public document

2. has been signed by FRANCISCO JAVIER VILLAVICENCIA CARDENAS

3. acting in the capacity of PRESIDENT

4. bears the seal/stamp of BOARD OF PREDIENTS OF THE SCHOOL OF NOTARIES OF PERU.                                  Certified

5. at HEADQUARTERS

6. on 19/Jan/2012

LIMA

/s/ ELSA E. CALLABA ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88

7

7. by MINISTRY OF FOREIGN AFFAIRS

8. under number No. MRE949570095556510693

9. Seal/stamp

10. Signature

Signed illegible

Barrazuela Laredo Guillermo

General Office of Consular Policy

MINISTRY OF FOREIGN AFFAIRS

Series No. 08 – No. 327704              www.rree.gob.pa

This copy which I issue, stamp and sign in the City of Panama, Republic of Panama, on the thirty first (31st) day of January of the year two thousand and twelve (2012) tallies well and faithfully with its original.

“This deed has a total of three pages”.

[Signed: illegible]

Ricardo A. Landero M.

Tenth Notary Public

Filed with the Public Registry of Panama

Province: Panama Date and Time : 2012/Feb/01 15:04:38:2

Volume: 2012 Entry: 018956

Submitted by: Ernesto Flores ID Card No. : 2-94-1817

/s/ ELSA E. CALLABA ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88

8

Liquidation No. : 00001200000847 Total Duties: 50.00

Entered by: VEHAPA03

<There appears a signature>

Chief of Receipt of Documents and Quality Control

<Seal:> Republic of Panama, Office of the Public Registry

Public Registry of Panama

Delivery Department

Defective Documents

Document withdrawn without being registered by:

Name: Ernesto Flores

ID card No. 2-94-1817

Wednesday, February 8th, 2012.

(Sgd.) There appears a signature

Chief Signature

<Seal:> Republic of Panama, Office of the Public Registry, Delivery Section

Filed with the Public Registry of Panama

Province: Panama Date and Time: 2012/Feb/09 14:16:42

Volume:	2012	Entry:	C24867

Submitted by:	Ernesto Flores	ID Card No.:	2-94-1817

Liquidation No.:	00007012002929	Total Duties:	10.00

/s/ ELSA E. CALLABA ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88

9

Entered by: (Illegible)

<There appears a signature>

Chief of Receipt of Documents and Quality Control

<Seal:> Republic of Panama, Office of the Public Registry

Registered with the Technological Information System

of the Public Registry of Panama

Department of Persons

Microjacket No.:	539106
Initials:	S.A.
Document:	2124556
Operation Carried Out:	Minutes
Registration Fees:	40.00
Qualification Fees:	10.00

Panama, February 14th, 2012.

[Signed illegible]

Chief Registrar

<Seal:> Republic of Panama, Office of the Public Registry

/s/ ELSA E. CALLABA ELSA E. CALLABA Traductor Público Autorizado Authorized public Translator Resol. No. 20 Feb. 5/88

10

PUBLIC REGISTRY OF PANAMA

VOLUME SECTION

CERTIFIES:

That this is a true copy of the document registered in this institution which I issue and sign today 18/June/2019.

(Sgd) There appears an illegible signature

Duties paid: B/. 40.00

Liquidation No. 1402238423

APOSTILLE

(Convention de La Haye du 5 octobre 1961)

1.	In Panama: this public document

2.	has been signed by Nemesio Gabriel Diclea Gallardo

3.	acting in the capacity of Chief of Volume, Microjacket and Microfilm Center,

4.	bears the seal/stamp tax of the Public Registry

CERTIFIES

5.	In Ministry of Foreign Affairs

6.	Date: June 20, 2019

7.	by Authentication and Legalization Department

8.	Number 2019-194899-391444

9.	Seal: (seal of Ministry of Foreign Affairs)

10.	Signature: (Sgd. there appears an illegible signature)

Gretel Kabeth Bonilla

CERTIFIER

THE FOREGOING IS A TRANSLATION INTO ENGLISH OF THE DOCUMENT IN SPANISH PRESENTED TO ME.

PANAMA, JUNE 21st, 2019.

The translator is not responsible for the source or legality of the contents of the document.

11

Translation

REPUBLIC OF PANAMA

PROVINCE OF PANAMA

TENTH NOTARY OF THE CIRCUIT OF PANAMA

RICARDO A. LANDERO M.

Tenth Notary Public

Telephone: 223-9423 Fax: 223-4258	Campo Alegre, Angeliki Building, Office 1A, Ground Floor, P.O. Box 0832-00402, Republic of Panama	Fax: 223-9429

COPY

DEED NO. 12,064    Dated May 14th, 2012.

WHEREBY Public Deed No. 1,283 dated January 24th, 2007 issued by this same Notary is amended. ____________________

PUBLIC DEED NUMBER TWELVE THOUSAND AND SIXTY FOUR (12,064)-WHEREBY, Public Deed No. 1,283 dated January 24th, 2007 issued by this same Notary is amended._____________________________________ Panama, May 14th, 2012._____________________________________

In the City of Panama, Capital city of the Republic and Head of the Notarial Circuit bearing the same name, this fourteenth (14th) day of May of the year two thousand and twelve (2012), I, RICARDO ADOLFO LANDERO MIRANDA, Tenth Notary Public of the Circuit of Panama, bearer of the personal identity card number four—one hundred and three—two thousand three hundred and thirty seven (4-103-2337), hereby certify as follows: _____________________________________

FIRST: Due to a mecanographic mistake, in Public Deed number one thousand two hundred and eighty three (1,283) of the twenty fourth (24th) day of January of the year two thousand and seven (2007) of this Notary, whereby the Certificate of Amendment of the company INTERGROUP FINANCIAL SERVICES CORP. is notarized, by means of which Clauses One, Two, Three, Four, Five, Six, Seven, Eight, Nine, Ten, Eleven, Twelve and Thirteen of the Articles of Incorporation, are amended, which is duly registered with the Public Registry, Mercantile Section, on Microjacket five hundred thirty nine thousand one hundred and six (539,106), Document one million seventy four thousand seven

1

hundred and thirty one (1,074,731), as from the twenty fifth (25th) day of January of the year two thousand and seven (2007), in page five (5), line twenty two (22) to line twenty six (26), the following was transcribed: Call: Call for any General Meeting of Shareholders, whether in an ordinary or extraordinary session, must be made at least five (05) and not more than sixty (60) days in advance to the date of the meeting, by sending same by e-mail or personal delivery to each registered shareholder entitled to vote; when it should say: Call. Call for any General Meeting of Shareholders, whether in an ordinary or extraordinary session, must be made at least five (05) and not more than sixty (60) days in advance to the date of the meeting, by any of the following forms: a) By sending same by certified e-mail or personal delivery to every registered shareholder entitled to vote; b) By its only publication in a general circulation newspaper in the City of Panama, Republic of Panama.

Agreements decided at any General Shareholders’ Meeting shall be valid, although the call has not been made as provided for above, provided in said meeting all the shareholders are present or duly represented or the necessary number thereof to constitute a quorum are present or represented, all absent shareholders waive prior notice for the purposes of the issues referred to in such agreements.

2

SECOND: The rest of the content of Public Deed number one thousand two hundred and eighty three (1,283) is not changed, unless amended by this Public Deed.                                  I warned the appearing parties that a copy of this Deed should be registered with the Public Registry and, upon the reading of same, in the presence of the instrumental witnesses, JAYRO NUÑEZ, bearer of the personal identity card number eight — seven hundred and twenty five — two hundred and twenty one (8-725-221) and SIMIÓN RODRÍGUEZ, bearer of the personal identity card number nine — one hundred and seventy four—two hundred (9-174-200), both of legal age, neighbors of this city, persons to me known and who are fit for the position, they agreed on it and sign it for the record before me, the Notary, who attests.

This Public Deed bears sequential number TWELVE THOUSAND AND SIXTY FOUR (12,064).                              (Signed) JAYRO NUÑEZ, SIMIÓN RODRÍGUEZ, RICARDO ADOLFO LANDERO MIRANDA, Tenth Notary Public of the Circuit of Panama.                                                                                                               This first copy which I seal, sign and stamp in the City of Panama, Republic of Panama, this fourteenth (14th) day of

3

May of the year two thousand and twelve (2012) tallies well and faithfully with its original.

“This deed has a total of 2 pages”.

[Signed: illegible]

Ricardo A. Landero M.

Filed with the Public Registry of Panama

Province: Panama Date and Time:	2012/May/18	18:36:21:9
Volume: 2012	Entry:	090616
Submitted by: Ernesto Flores	ID Card No.:	2-94-1817
Liquidation No.: 00001200028650	Total Duties:	50.00
Entered by: MIDEMA

<There appears a signature>

Chief of Receipt of Documents and Quality Control

<Seal:> Republic of Panama, Office of the Public Registry

Registered with the Technological Information System of the Public Registry of Panama

Department of Persons
Microjacket No.:	539106
Initials:	S.A.
Document:	2177070
Operation Carried Out:	Amendment
Registration Fees:	40.00
Qualification Fees:	25.00

4

Place and date of registration: Panama, May 22nd, 2012.

[Signed illegible]

Chief Registrar

<Seal:> Republic of Panama, Office of the Public Registry

5

PUBLIC REGISTRY OF PANAMA

VOLUME SECTION

CERTIFIES:

That this is a true copy of the document registered in this institution which I issue and sign today 18/June/2019.

(Sgd) There appears an illegible signature

Duties paid: B/. 40.00

Liquidation No. 1402238423

APOSTILLE

(Convention de La Haye du 5 octobre 1961)

1.	In Panama: this public document

2.	has been signed by Nemesio Gabriel Diclea Gallardo

3.	acting in the capacity of Chief of Volume, Microjacket and Microfilm Center,

4.	bears the seal/stamp tax of the Public Registry

CERTIFIES

5.	In Ministry of Foreign Affairs

6.	Date: June 20, 2019

7.	by Authentication and Legalization Department

8.	Number 2019-194899-391457

9.	Seal: (seal of Ministry of Foreign Affairs)

10.	Signature: (Sgd. there appears an illegible signature)

                            Gretel Kabeth Bonilla

                            CERTIFIER

THE FOREGOING IS A TRANSLATION INTO ENGLISH OF THE DOCUMENT IN SPANISH PRESENTED TO ME.

PANAMA, JUNE 21st, 2019.

The translator is not responsible for the source or legality of the contents of the document.

6

Panama Certified Translation

REPUBLIC OF PANAMA

PROVINCE OF PANAMA

TENTH NOTARY OF THE CIRCUIT OF PANAMA

Ricardo A. Landero M.

TENTH NOTARY PUBLIC

223–9423	CAMPO ALEGRE, ANGELIKI BUILDING, UNIT 14, GROUND FLOOR FAX 2739429
223–4258.	P.O. BOX 0832-00402, REPUBLIC OF PANAMA

COPY

PUBLIC DEED No. 16,063 DE 22 OF June OF 2012

BY MEANS OF WHICH:

Is recorded the Amendment Certificate of the company INTERCORP FINANCIAL SERVICES INC. (FORMERLY, INTERGROUP FINANCIAL SERVICES CORP.) by means of which Clause First of the Articles of Incorporation is amended.

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PUBLIC DEED NUMBER SIXTEEN THOUSAND SIXTY-THREE

(16, 063)

BY MEANS OF WHICH of INTERCORP FINANCIAL SERVICES INC. (FORMERLY, INTERGROUP FINANCIAL SERVICES CORP.) is recorded, by means of which is amended Clause First of the Articles of Incorporation.

Panama, June 22nd, 2012.

In Panama City, Capital of the Republic and Seat of the Notarial Circuit of the same name, at the twenty-second (22) days of June two thousand and twelve (2012), I, RICARDO ADOLFO MIRANDA LANDERO, Notary Public Tenth of the Circuit of Panama, holder of personal identity card number – four – one hundred tree – two thousand three hundred thirty-seven (4-103-2337), personally appeared LUIS EDUARDO MASTELLARI, male, Panamanian, of legal age, married, Attorney-at-Law, neighbor of this City, holder of personal identity card number eight – three hundred eleven – two hundred sixteen (8-311-216), person whom I know, acting in his capacity as member of the law firm ARIAS, ALEMAN & MORA, duly empowered for this act by the company called INTERCORP FINANCIAL SERVICES INC. (FORMERLY, INTERGROUP FINANCIAL SERVICES CORP.), company registered at the Public Registry at the Microfilm (Commercial) Section at Microfiche five hundred thirty nine thousand one hundred six (539.106), Redi Document one million fourteen thousand seven hundred thirty-seven (1,014,737), since September twenty-first (21st) , two thousand and six (2006), and who gave me for its recording and to which I add to the protocol of this Public Deed, the Certificate of Amendment of said company, by means of which is amended Clause First of the Articles of Incorporation.

The recording is performed and the necessary copies shall be issued.

The undersigned, Notary, states issuing the present Public Deed based on Minutes duly countersigned by the law firm of ARIAS, ALEMAN & MORA, in compliance to what is set forth in Articles fourth (4th), fourteenth (14th) and sixteenth (16th) of Act of April ninth (9th), nineteen eighty-four (1984).

I warned that a copy of this Public Deed must be registered in the Public Registry, and read as it was, before the appearing party in the presence of the attesting witnesses JAYRO NUÑEZ holder personal identity eight – seven hundred twenty-five – two hundred twenty-one (8-725-221) and SIMION RODRÍGUEZ, holder of personal identity card number nine – one hundred seventy-four – two hundred (9-174-200), of legal age, residents of this city, people whom 1 know and are skillful for the position, found it to be agreeable and imparted their approval and they all execute the same to affirm, before me, the Notary who attests.

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This Public Deed in the protocol of this year bears the number SIXTEEN THOUSAND SIXTY THREE (16,063)

(Signed) JAYRO NUÑEZ, SIMION RODRIGUEZ, RICARDO ADOLFO LANDERO MIRANDA, Notary Public Tenth of the Circuit Panama.

CERTIFICATE OF AMENDMENT

INTERCORP FINANCIAL SERVICES INC.

(FORMERLY, INTERGROUP FINANCIAL SERVICES CORP.)

The undersigned, Carlos Rodriguez-Pastor Persivale and Felipe Morris Guerinoni, President and Secretary, respectively, of the company called INTERCORP FINANCIAL SERVICES INC. (FORMERLY, INTERGROUP FINANCIAL SERVICES CORP.), by these means, hereby certify that:

a)

That prior call, an extraordinary meeting of the General Meeting of Shareholders of the company INTERCORP FINANCIAL SERVICES INC. (FORMERLY, INTERGROUP FINANCIAL SERVICES CORP.) was held in Panama City, Republic of Panama, in which were present and properly represented the majority shareholders of the company which constituted a quorum on first call.

b)	By designation of the shareholders, the meeting was chaired by Mr. Jaime Mora Solis, and also by the appointment of the shareholders, acted as Secretary, Mr. Luis Eduardo Mastellari Sosa.

c)	At such meeting, the Shareholders unanimously approved the following resolutions:

“RESOLVED to amend the first clause of the articles of incorporation of the company in order to read as follows:

FIRST: (Name) The company is called INTERCORP FINANCIAL SERVICES CORP.”

“RESOLVED FURTHER, to authorize the President and Secretary of the Company to issue and execute the Certificate of Amendment demanded by the Law and appoint the law firm ARIAS, ALEMAN & MORA, Resident Agents of the company in the Republic of Panama to record said document in a Notary of the Circuit of Panama and to file it before the Public Registry for its corresponding registration.”

There being no further business, the meeting was adjourned.

IN WITNESS WHEREOF, this certification is issued, on the eighth (8) day of June two thousand and twelve (2012).

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(Signed) Illegible – Carlos Rodriguez Pastor Persivale, President

(Signed) Illegible – FELIPE Federico Roy Morris Guerinoni, Secretary -

A STAMP FOLLOWS

EDUARDO LAOS DE LAMA

ATTORNEY-AT-LAW NOTARY

I CERTIFY THAT THE ABOVE APPLY TO SIGNATURES OF CARLOS TOMAS RODRIGUEZ PASTOR PERSIVALE IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT ONE ZERO FIVE FOUR THREE NINE NINE FIVE (10543995)

AND FELIPE FEDERICO ROY MORRIS GUERINONI IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT ONE ZERO TWO ONE EIGHT FOUR ONE SEVEN (10218417), AS PRESIDENT AND SECRETARY OF FINANCIAL SERVICES INTERCORP INC. Legalizing THEM UNDER Art. 108 OF THE LAW OF NOTARIES. LIMA, JUNE FIFTEEN (15) OF TWO THOUSAND AND TWELVE (2012),

N° 040644

A STAMP FOLLOWS

Signing this document Dr. Jorge F. Zuleta Guimet replacing Dr. Eduardo Laos Lama, according to license granted by the College of Notaries of Lima.

Signed Illegible

JORGE F. ZULETA GUIMET

Notary of Lima

LAOS LAMA NOTARIES

Santo Domingo Jr. No. 291 – Jesus Maria

Tel.463 -5300 – Fax: 461-7935

A STAMP FOLLOWS

COLLEGE OF NOTARIES OF LIMA, PERU

A STAMP FOLLOWS

THE COLLEGE OF NOTARIES DE LIMA CERTIFIES:

The signature and seal appearing on this page corresponds to the Notary of Lima.

Jorge F. Zuleta Guimet

Invoice No. 108574 Date: June 18, 2012.

Certifies the signature of the Notary but not the contents.

Signed Illegible)

Gisella Patricia Jara Briceño

Secretary

A STAMP FOLLOWS

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APOSTILLE

(Convention de la Haye du 5 octubre 1961)

1.	Country REPUBLIC OF PERU

This public document

2.	Has been signed by GISELLA PATRICIA JARA BRICEÑO

3.	acting in the capacity of SECRETARY

4.	bears the seal/stamp of COLLEGIATE OF NOTARIES OF LIMA

CERTIFIED

5.	at ODE PLAZA NORTE

6.	The 06/19/2012

7.	by SECRETARY OF STATE

8.	No. MRE422292182201726074

9.	Seal/Stamp 10. Signature

390369

Signed Illegible

Pere Moran Hermes Godofredo

General Consular Policies Directorate

SECRETARY OF STATE

Series = 09                     No. 062639                     ww.rree.gob.pa

Consistent with its original first copy, I issue, seal and execute in the City of Panama, Republic of Panama, on the twenty-second 22nd) day of June, two thousand and twelve (2012).

“This Deed has a. total      pages.”

(Signed Illegible)

RICARDO A. LANDERO M., Notary Public Tenth

(Official Notary Seal)

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the Public Registry of Panama

Province: Panama                                                      Date and Time: 20121JUN/25

15:18:47 p.m.

Tome: 2012                                                                Seat: 116095

Filing party: ERNESTO FLORES Id. Card: 2-94-1817

Liquidation No. 00001200043634 Total Rights: 50.00 Entered by: VALAPA03

(Signed Illegible)

Head of Receipt of Documents and Quality Control

(Public Registry Seal)

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the IT System of the Public Registry at Microfiche 539106, S.A. Redi Number 2197803, Performed Operation: MINUTES, Registry Rights B/.40.00. Certifying Rights B/.10.00 Panama June 26, 2012

Signed (illegible) Head Registrar

(Public Registry Seal)

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PUBLIC REGISTRY OF PANAMA

CERTIFIES

The present document which I issue, and execute today May 5, 2014, is a faithful copy of the document registered at this institution.

Signature: (Signed Illegible)

Rights Paid B/.35.00

Liquidation No. 14634976

PUBLIC REGISTRY OF PANAMA

TOMES SECTION

CERTIFIES

That this is a true copy of the document registered in this Institution, which I issue and execute on today, the day of: DATE June 18, 2019

SIGNATURE: (Signed Illegible) NEMESIO GABRIEL DICLEA GALLARDO Rights Paid B/.35.00

Liquidation No. 1402238423

194899–391456

(OFFICIAL STAMP OF THE PUBLIC REGISTRY OF PANAMA)

(COAT-OF-ARMS of the REPUBLIC OF PANAMA) APOSTILLE Hague Convention of October 5, 1961

1.	In Panama the present public document

2.	Has been signed by NEMESIO GABRIEL DICLEA GALLARDO

3.	Acting in capacity of HEAD OF TOMES , DATA CARDS AND MICROFILM

4.	It is affixed with the seal/stamp of THE PUBLIC REGISTRY OF PANAMA

Certified

5.	At Ministry of Foreign Affairs

6.	On the day of June 20, 2019

7.	By Department of Authentications and Legalizations

8.	Number 2019-194899-391456

9.	Seal/Stamp Department of Authentications and Legalizations of Ministry of Foreign Affairs of the Republic of Panama

10.	Signature of the officer: (Signed illegible) Gretel Kabeth Bonilla

TRANSLATOR’S NOTE: The document is affixed with a barcode.

THE UNDERSIGNED CERTIFIED TRANSLATOR, AUTHORIZED BY MEANS OF RES. NO. 280 OF SEPTEMBER 26, 1994 ISSUED BY THE MINISTRY OF GOVERNMENT AND JUSTICE OF THE REPUBLIC OF PANAMA, HEREBY ATTEST THAT THE FOREGOING DOCUMENT IS A TRUE TRANSLATION FROM ITS ORIGINAL IN SPANISH SUBMITTED TO ME IN PANAMA CITY ON JUNE 23, 2019.

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Panama Certified Translation

REPUBLIC OF PANAMA

PROVINCE OF PANAMA

TENTH NOTARY OF THE CIRCUIT OF PANAMA

Ricardo A. Landero M.

TENTH NOTARY PUBLIC

223-9423                 CAMPO ALEGRE, ANGELIKI BUILDING, UNIT 14, GROUND FLOOR FAX 2739429

    223-4258.                                 P.O. BOX 0832-00402, REPUBLIC OF PANAMA

COPY

DEED No. 17,416 OF July OF 2012

BY MEANS OF WHICH:

Public Deed 16,063 of June 22, 2012 of the Same Notary Office is corrected.

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PUBLIC DEED NUMBER SEVENTEEN THOUSAND FOUR HUNDRED SIXTEEN

(17,416)

BY MEANS OF WHICH Public Deed N. 16, 063, of June 22nd, 2012, issued in the same Notary Public is corrected.

Panama, July 5th, 2012.

In Panama City, Capital of the Republic and Seat of the Notarial Circuit of the same name, at the five (5) days of July, two thousand and twelve (2012), I, RICARDO ADOLFO MIRANDA LANDERO, Notary Public Tenth of the Circuit of Panama, holder of personal identity card number – four – one hundred three – two thousand three hundred thirty-seven (4-103-2337) evidence as follows:

FIRST: That by typing error in Public Deed number sixteen thousand sixty-three (16,063) of June twenty second (22nd), two thousand and twelve (2012) of this Notary Office, for which the Certificate of Amendment of the company INTERCORP FINANCIAL SERVICES INC. (Formerly, INTERGROUP FINANCIAL SERVICES CORP.) is recorded, by means of which is amended Clause First of the Articles of Incorporation, which is duly registered at the Commercial Section at Microfiche five hundred thirty-nine thousand one hundred-six (539,106), Redi Document number two million one hundred ninety-seven thousand eight hundred three (2197803) as of June twenty-six (26) two thousand and twelve (2012); on page three (3), lines fifteen, sixteen, seventeen and eighteen is copied: “RESOLVED to amend the first clause of the Articles of Incorporation of the company to read as follows:

FIRST: (Name) The company name is INTERCORP FINANCIAL SERVICES CORP.” when the correct statement is “RESOLVED to amend the first clause of the Articles of Incorporation of the company in order to read as follows: FIRST: (Name) The company name is INTERCORP FINANCIAL SERVICES INC.

SECOND: The rest contained in Public Deed number sixteen thousand sixty-three (16, 063) remains unchanged except of whatever is amended by this Public Deed.

I warned that a copy of this Public Deed must be registered in the Public Registry, and read as it was, before the appearing party in the presence of the attesting witnesses JAYRO NUÑEZ holder of personal identity eight - seven hundred twenty-five - two hundred twenty-one (8-725-221) and SIMION RODRÍGUEZ, holder of personal identity card number nine - one hundred seventy-four - two hundred (9-174-200), of legal age, residents of this city, people whom I know and are skillful for the position, found it to be agreeable and imparted their approval and they all execute the same to affirm, before me, the Notary who attests.

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This Public Deed in the protocol of this year bears the number SEVENTEEN THOUSAND FOUR HUNDRED SIXTEEN (17,416)

(Signed) JAYRO NUÑEZ, JAYRO NUÑEZ, RICARDO ADOLFO LANDERO MIRANDA, Notary Public Tenth of the Circuit Panama.

Consistent with its original first copy, I issue, seal and execute in the City of Panama, Republic of Panama, on the fifth (5th) day of July, two thousand and twelve (2012).

“This Deed has a total _ pages.”

(Signed Illegible)

RICARDO A. LANDERO M., Notary Public Tenth

(Official. Notary Seal)

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the Public Registry of Panama

Province: Panama

Date and Time: 2012/Jul/11 11:45:235 a.m.

Tome: 2012	Seat: 128372
Filing party: ERNESTO FLORES	Id. Card: 2-94-1817
Liquidation No. 00001200050757	Total Rights: 65.00
Entered by: YASE

(Signed Illegible)

Head of Receipt of Documents and Quality Control

(Public Registry Sea])

TRANSLATOR’S NOTE: THE DOCUMENT IS AFFIXED BY A STAMP THAT READS:

Entered into the IT System of the Public Registry at Microfiche 539106, S.A. Redi Number 2208035, Performed Operation: CORRECTION,

Registry Rights B/.40.00.

Certifying Rights B/.25.00

Panama July 12, 2012

Signed (illegible) Head Registrar

(Public Registry Seal)

PUBLIC REGISTRY OF PANAMA

TOMES SECTION

CERTIFIES

That this is a true copy of the document registered in this Institution, which I issue and execute on today, the day of:

DATE June 18, 2019

SIGNATURE: (Signed Illegible) NEMESIO GABRIEL DICLEA GALLARDO

Rights Paid B/.20.00

Liquidation No. 1402238423

194899391442

(OFFICIAL STAMP OF THE PUBLIC REGISTRY OF PANAMA)

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(COAT-OF-ARMS of the REPUBLIC OF PANAMA) APOSTILLE Hague Convention of October 5, 1961

1.	In Panama the present public document

2.	Has been signed by NEMESIO GABRIEL DICLEA GALLARDO

3.	Acting in capacity Of HEAD OF TOMES, DATA CARDS AND MICROFILM

4.	It is affixed with the seal/stamp of THE PUBLIC REGISTRY OF PANAMA

Certified

5.	At Ministry of Foreign Affairs

6.	On the day of June 20, 2019

7.	By Department of Authentications and Legalizations

8.	Number 2019-194899-391447

9.	Seal/Stamp Department of Authentications and Legalizations of Ministry of Foreign Affairs of the Republic of Panama

10.	Signature of the officer: (Signed illegible) Gretel Kabeth Bonilla

TRANSLATOR’S NOTE: The document is affixed with a barcode.

THE UNDERSIGNED CERTIFIED TRANSLATOR, AUTHORIZED BY MEANS OF RES. NO. 280 OF SEPTEMBER 26, 1994 ISSUED BY THE MINISTRY OF GOVERNMENT AND JUSTICE OF THE REPUBLIC OF PANAMA, HEREBY ATTEST THAT THE FOREGOING DOCUMENT IS A TRUE TRANSLATION FROM ITS ORIGINAL IN SPANISH SUBMITTED TO ME IN PANAMA CITY ON JUNE 23, 2019.

4/4

Translation

REPUBLIC OF PANAMA

PROVINCE OF PANAMA

TENTH CIRCUIT NOTARY OF PANAMA

Ricardo A. Landero M.

Tenth Public Notary

Telephone: 223-9423 Campo Alegre, Edificio Angeliki, Local 1A, Planta Baja Fax: 223-9429
223-4258 P.O. Box 0832-00402, Republic of Panama

COPY

DEED No. 23,468 Dated August 27th, 2014.

WHEREBY: the Certificate of Amendment of the company called INTERCORP FINANCIAL SERVICES INC., by means of which Clauses Eight and Nine of the Articles of Incorporation are amended, is notarized.

PUBLIC DEED NUMBER TWENTY THREE THOUSAND FOUR HUNDRED AND SIXTY EIGHT                      (23468)                      WHEREBY the Certificate of Amendment of the company called INTERCORP FINANCIAL SERVICES INC., by means of which Clauses Eight and Nine of the Articles of Incorporation are amended, is notarized.                                                                Panama, August 27, 2014. In Panama City, Capital of the Republic and Seat of the Notarial Circuit of Panama, this twenty-seventh (27th) day of August of the year two thousand fourteen (2014) before me, RICARDO ADOLFO LANDERO MIRANDA, Tenth Notary Public of Panama Circuit, bearer of personal identity card number four – one hundred three – two thousand three hundred thirty seven (4-103-2337), there personally appeared Mr. LUIS EDUARDO MASTELLARI, male, Panamanian, of legal age, married, attorney-at-law, bearer of identity card number eight – three hundred eleven – two hundred sixteen (8-311-216), a person to me known, acting in his capacity as member of law firm ARIAS, ALEMAN & MORA, and duly authorized by INTERCORP FINANCIAL SERVICES INC., a corporation duly organized under the laws of the Republic of Panama and filed with the Public Registry Mercantile Section under Microjacket five hundred thirty nine thousand one hundred and six (539106), Document one million fourteen thousand seven hundred and thirty seven (1014737), as from the twenty first (21st) day of September of the year two thousand and six (2), who furnished me to enter as a Deed in my notarial record, as I actually do, with the Certificate of Amendment of the corporation called INTERCORP FINANCIAL SERVICES INC., whereby Clauses Eight and Nine of the Articles of Incorporation are amended. The notarization thus requested is made and the required copies shall be issued. The undersigned Notary hereby certifies that he has drawn up this Public Deed, based on the Minutes duly countersigned by law firm ARIAS, ALEMAN & MORA, in compliance with the provisions set forth in the fourth (4th), fourteenth (14th) and sixteenth (16th) articles of Law number nine (9), of April of the year nineteen eighty four (1984). (Signed illegibly) LUIS EDUARDO MASTELLARI, practicing attorney-at-law, bearer of identity card number eight-three hundred eleven-two hundred sixteen (8-311-216), commission number two thousand two hundred sixty (2260). I warned the appearing parties that a copy of this deed is to be filed with the Public Registry, and upon my reading thereof to the attesting witnesses, to wit: GRACIELA EDITH HERRERA DE RANGEL, female, bearer of personal identity card number nine-ninety eight-six hundred seventy seven (9-98-677), and SIMIÓN RODRÍGUEZ, male, bearer of personal identity card number nine-one hundred seventy four-two hundred (9-174-200), both of legal age, married, residents of this city, persons to me known and fit for the post, they agreed to, approved and signed these presents for the record before me, the attesting Notary. This Deed, registered with my notarial record of this year, bears sequential number TWENTY THREE THOUSAND FOUR HUNDRED SIXTY EIGHT (23,468).

(SIGNED) LUIS EDUARDO MASTELLARI, GRICELA EDITH HERRERA DE RANGEL, SIMIÓN RODRÍGUEZ, RICARDO ADOLFO LANDERO MIRANDA, Tenth Notary Public of Panama Circuit.

CERTIFICATE OF AMENDMENT

We, the undersigned, Carlos Rodríguez Pastor Persivale and Felipe Morris Guerinoni, President and Secretary of the company INTERCORP FINANCIAL SERVICES INC., respectively, filed with the Microfilm Mercantile Section of the Public Registry under Microjacket 539106, Document Redi No. 1014737, as of September 21, 2006, do hereby certify:

1)    That a meeting of the Company’s Extraordinary General Shareholders’ Meeting was held on July 25, 2014, with prior notice, at which the holders of shares representing 71.1149% of the total issued and outstanding shares of the company were present, representing the quorum necessary to hold the meeting on first call.

2)    That the meeting was chaired by Mr. Luis Eduardo Mastellari

Sosa and Mrs. Joanna Dawson Pendavis, acting as Secretary, both acting by appointment of the shareholders.

3) That at that meeting, in response to a motion duly filed and seconded, the following resolutions, among others, were adopted:

“IT IS RESOLVED to amend the Eighth and Ninth Clauses of the Company’s Articles of Incorporation so that they read as follows:

EIGHTH: (Meeting of Shareholders) General Meetings of Shareholders, whether ordinary or extraordinary, shall be held in any place or country.

At any General Meeting, shareholders may be present and vote by means of their legal representatives or by means of proxies appointed by public or private document, with or without power of substitution.

Ordinary Meetings: The General Meeting of Shareholders shall hold its ordinary meetings on the date and at the place thus determined by the Board of Directors. However, the General Shareholders’ Meeting will meet annually during the four (4) months following the close of the company’s financial year, a date that will be made known to the shareholders as indicated below.

The General Shareholders’ Meeting, in ordinary session, may deal with the following matters: a) pronounce on the management of the company and the annual accounts of the previous year; b) decide on the application of profits, if any; c) elect the members of the Board of Directors and fix their remuneration; d) elect the President of the company; e) appoint or delegate to the Board of Directors the appointment of the external auditors, when appropriate; f) resolve the other matters that are proper to it in accordance with the Bylaws and in any other matter, set forth in the call, that requires the interest of the company.

Extraordinary Meetings: The General Meeting of Shareholders shall hold extraordinary meetings upon the call of the Board of Directors or the President of the company, whenever any of them deems it convenient. Furthermore, the Board of Directors or the President of the company shall call an Extraordinary General Meeting of Shareholders whenever one or more shareholders accounting for at least twenty percent (20%) of the issued and outstanding shares request so in writing.

The General Shareholders’ Meeting, in extraordinary session, may deal with the following matters: a) remove the members of the board of directors and appoint their replacements; b) amend the bylaws; c) increase or reduce the corporate capital; d) issue obligations; e) agree to dispose, in a single act, of assets whose book value exceeds fifty percent (50%) of the registered corporate capital of the company; f) provide for special investigations and audits; g) agree on the transformation, merger, spin-off, reorganization and dissolution of the company, as well as resolve on its liquidation; and h) any other matter that is included in the call.

The Extraordinary General Meeting of Shareholders may only deal with the business included in the agenda.

Quorum and Voting Powers: At the first call of any meeting of the General Shareholders’ Meeting, the presence of holders of half plus one (1) of the issued and outstanding shares or their respective proxies or legal representatives shall constitute a quorum. At the second call, the quorum shall be constituted by the number of shareholders present or represented.

Resolutions of the General Meeting of Shareholders shall be approved by the affirmative vote of the shareholder or shareholders accounting for half plus one (1) of the shares thus present, except in the following cases, which shall require the affirmative vote of half plus one (1) of the issued and outstanding shares, to wit: a) amend the Articles of Incorporation; b) issue bonds for a value greater than 50% of the registered share capital of the company; c) tax or guarantee the assets of the company for a value greater than 50% of the registered share capital of the company as determined by the external auditors of the company, in order to guarantee third party obligations;—d) approve mergers with other companies; e) dissolve or liquidate the company or spin-offs; f) remove the company’s Directors from their posts. Appointment of Directors: In the election of the members of the Board of Directors, each shareholder shall have the right to cast a number of votes equal to the number of shares corresponding to him, multiplied by the number of Directors to be elected; provided, however, that said shareholder may cast all his votes in favor of a candidate, or distribute them among the total number of Directors to be elected or among two (2) or more of them, as he deems appropriate. Meeting calls: The call for any meeting of the General Shareholders’ Meeting, whether ordinary or extraordinary, shall be made no less than five (05) days nor more than sixty (60) days prior to the date of the Meeting, by means of a one-time publication in a newspaper of general circulation in Panama City, Republic of Panama.

The resolutions adopted at any General Shareholders’ Meeting shall be valid, even if the call has not been made in the manner provided for above, provided that all the shareholders are present or represented at said meeting, or, if the number of shareholders present or represented is sufficient to constitute a quorum, all the absent shareholders waive the right of prior call, with respect to the matters referred to in such resolutions.

NINTH: (Board of Directors) The Board of Directors shall consist of no less than three (3) full members, and alternate directors may be appointed from each of the full members. The maximum number of directors shall be freely fixed by the General Shareholders’ Meeting or by the Board of Directors.

Term: The members of the Board of Directors will hold their office for (2) years, but they will remain in any case in their positions until they are re-elected or the General Shareholders’ Meeting appoints the persons who will replace them and these effectively take office. In any case, the exercise of the position of member of the Board of Directors implies the express acceptance of all the provisions of this document, statutes and similar provisions.

Meeting calls: Meetings of the Board of Directors may be held in the Republic of Panama or in such other place as determined by the Directors. Calls for meetings of the Board of Directors may be made by any of the Officers through written or personal notice given to every Director no sooner than three (3) and no later than ten (10) days in advance of the date of the meeting. Nevertheless, the Board of Directors may agree to the meeting dates and, in this case, no call shall be required.

Meetings: The Board of Directors may also meet by teleconference or videoconference. In such cases, the members of the Board of Directors present at the meeting must vote by letter, fax or e-mail with the digital certification. Similarly, the Board of Directors may resolve by unanimous written consent.

Quorum and Voting Powers: In the meetings of the Board of Directors, the presence of the majority of the Directors shall constitute a quorum, who may be represented therein by proxies who do not need to be Directors and who must be appointed by public or private documents, with or without power of substitution. The resolutions of the Board of Directors shall require the affirmative vote of the majority of the Directors present or represented.

Removal: Any Director may be removed from office by the General Shareholders’ Meeting with or without just cause.

Vacancies: Vacancies in the Board of Directors shall be filled upon majority vote of the rest of the members thereof, although they constitute no quorum.

Powers and duties: The business of the company shall be managed and directed by the Board of Directors, which shall exercise all the powers of the company, except those that the law, this Articles of Incorporation or the Bylaws reserve to the General Shareholders’ Meeting. Consequently, the Board of Directors may grant in trust, pledge, and mortgage or otherwise encumber the assets of the company to ensure compliance with their obligations and sell, exchange or otherwise dispose of the assets thereof.

The Board of Directors may also agree on the application of income (losses or profits), accumulated from prior fiscal year or years, and may decide on the distribution of dividends or the capitalization of earnings or application to accumulated earnings or another equity account, provided that the effects of these agreements fall equally on all the shareholders of the company, based solely on their interest in the paid capital of the company.

Appointment of Committees: In addition to the Audit Committee referred to below, the Board of Directors may constitute one or more committees, to which it may delegate any or all of its powers. Each committee shall be made up of two (2) or more Directors. The Board of Directors shall be responsible for appointing and removing the members of each committee..

Audit Committee: The company will have an Audit Committee, which will be a consultative body directly related to the Board of Directors. The members of the Audit Committee shall be elected by the Board of Directors for a term of two (2) years, with re-election permitted.”

“LET IT BE RESOLVED, FURTHER, to authorize Carlos Rodriguez Pastor Persivale and Felipe Morris Guerinoni, President and Secretary of the Company, to issue and sign the Certificate of Amendment required by Law and Law Firm ARIAS, ALEMAN & MORA to notarize and register said Certificate of Amendment in the Public Registry of Panama. IN WITNESS WHEREOF, this agreement is executed in the city of Lima this twenty-fifth (25th) day of July of the year two thousand and fourteen (2014). (Signed illegibly) Carlos Rodriguez Pastor Persivale                                               (Signed illegibly) Felipe Morris Guerinoni                              There appears a stamp that reads: V.B. D.Z. I DO HEREBY CERTIFY THAT: THE FOREGOING SIGNATURES ARE THOSE OF CARLOS TOMAS RODRIGUEZ PASTOR PERSIVALE, IDENTIFIED WITH NATIONAL IDENTITY CARD No. 10543995, FELIPE FEDERICO ROY MORRIS GUERINONI, IDENTIFIED WITH NATIONAL IDENTITY CARD No. 10218417. THE SIGNATURES ARE ATTESTED IN COMPLIANCE WITH ARTICLE 108 OF NOTARIAL LAW. LIMA, AUGUST 12, 2014. N°093277                  There follows an illegible stamp          (SIGNED ILLEGIBLY) EDUARDO LAOS DE LAMA, NOTARY OF LIMA — NOTARY’S OFFICE LAOS DE LAMA, Jr. Santo Domingo No. 291—Jesús María                  202-4120 - 461-7935                  There follows an illegible stamp that reads: ASSOCIATION OF NOTARIES OF LIMA

THERE FOLLOWS A STAMP THAT READS: THE ASSOCIATION OF NOTARIES OF LIMA HEREBY CERTIFIES: That the signature and stamps which appear on this folio recto correspond to the Notary of Lima, Eduardo Laos de Lama. __________________________________________

Evidence No. °149635 Date: August 18, 2014 — It certifies the Notary’s signature but not the content. (Signed illegibly) Alfonso Benavides de la Puente, Vice Dean of the Association of Notaries of Lima, Peru. __________________________________________ APOSTILLE (Convention de la Haye du 5 octobre 1961) ________

1. Country: Republic of Peru __________________________________________ This public document

2. has been signed by ALFONSO BENAVIDES DE LA PUENTE __________________________________________

3. acting in the capacity of VICE DEAN __________________________________________

4. bears the stamp of THE ASSOCIATION OF NOTARIES OF LIMA Certified __________________________________________

5. at THE HEADQUARTERS __________________________________________

6. the 20/08/2014 __________________________________________

7. by MINISTRY OF FOREIGN AFFAIRS __________________________________________

8. N° MRE7074341416391771063 __________________________________________

9. Seal/stamp __________________________________________

10. Signature (Signed illegibly) Castillo López Emeterio Consular Policy Office, MINISTRY OF FOREIGN AFFAIRS Series—20 No. 560898 www.rree.gob.pe __________________________________________

This first copy which I issue, seal and sign in the city of Panama, this twenty-seventh (27th) day of August of the year two thousand and fourteen (2014) tallies well and faithfully with its original. ______________________________________________________

“This deed has a total of five (5) pages” _____________________________ (There appears a signature) Ricardo A. Landero M., Tenth Notary Public _________________________________________________________ (Seal:) REPUBLIC OF PANAMA, TENTH NOTARY’S OFFICE OF THE CIRCUIT

Filed with the Public Registry of Panama

Province:	Panama	Date and Time:	2014/Sept./01 14:26:38:9

Volume:	2014	Entry:	163143

Submitted by:	ERNESTO FLORES

Liquidation N°:	00001400149621		ID Card No:	2-94-1817

Entered by:	MIGUPA03		Total Duties:	65.00

(Sgd.) Esmeraldo Peñaloza

Chief of Registry of Documents and Quality Control

(Seal: Republic of Panama, Office of the Public Registry)

Public Registry of Panama

Delivery Section

Withdrawn without being registered

Name: Ernesto Flores

ID Card No.: 2-94-1817

September 4th, 2014

(Signed)

(Seal: Public Registry of Panama, Delivery Section)

Filed with the Public Registry of Panama

Province:	Panama	Date and Time:	2014/Sept./04 17:38:08:1
Volume:	2014	Entry:	165955
Submitted by:	ERNESTO FLORES		ID Card No:	2-94-1817
Liquidation N°:	00001400152058		Total Duties:	25.00
Entered by:	JETHPA03

(Sgd.) Esmeraldo Peñaloza

Chief of Registry of Documents and Quality Control

(Seal: Republic of Panama, Office of the Public Registry)

REGISTERED WITH THE TECHNOLOGICAL INFORMATION SYSTEM

OF THE PUBLIC REGISTRY OF PANAMA

Section:	Persons

Jacket N°:	539106

Initials:	S.A.

Redi Document N°:	2668261

Operation:	Minutes

Registration Duties: $	40.00

Qualification Duties: $	25.00

Panama, September 8, 2014

(Sgd.) There appears a signature

Chief Registrar

(Seal: Republic of Panama, Office of the Public Registry)

PUBLIC REGISTRY OF PANAMA

VOLUME SECTION

CERTIFIES:

That this is a true copy of the document registered in this institution which I issue and sign today 18/June/2019.

(Sgd.) There appears an illegible signature

Duties paid: B/. 55.00

Liquidation No. 1402238423	194899-391453

APOSTILLE

(Convention of The Hague of October 5th, 1961)

1.	In Panama this public document

2.	Has been signed by Nemesio Gabriel Diclea Gallardo

3.	Acting in the capacity of Chief of Volume, Microjacket and Microfilm Center

4.	Bears the seal/stamp tax of the Public Registry

CERTIFIES

5.	In Ministry of Foreign Affairs

6.	Date: June 20th, 2019

7.	By the Authentication and Legalization Department

8.	Number 2019-194899-391453

9.	Seal: (There appears the seal of Ministry of Foreign Affairs)

10.	Signature: (Sgd.) There appears an illegible signature

Gretel Kabeth Bonilla

CERTIFIER

THE FOREGOING IS A TRANSLATION INTO ENGLISH OF THE DOCUMENT IN SPANISH PRESENTED TO ME.

PANAMA, JUNE 21st, 2019.

The translator is not responsible for the source or legality of the contents of the document.

Translation

REPUBLIC OF PANAMA

PROVINCE OF PANAMA

TWELFTH NOTARY OF THE CIRCUIT OF PANAMA

NORMA MARLENIS VELASCO C.

TWELFTH PUBLIC NOTARY

Telephone: 223-9423	Campo Alegre, Angeliki Building, Office 1A, Ground Floor	Fax: 223-9429

223-4258	P.O. Box 0832-00402, Republic of Panama

COPY

DEED No, 12, 415 Dated May 11th, 2016.

WHEREBY: the Certificate of the company INTERCORP FINANCIAL SERVICES INC. by which the members of the Board of Directors are ratified and their term of office is extended for two (2) additional years between April 2016 and April 2018 is notarized.

PUBLIC DEED NUMBER TWELVE THOUSAND FOUR HUNDRED AND FIFTEEN

                                                                                      (12,415)

WHEREBY the Certificate of the company INTERCORP FINANCIAL SERVICES INC. by which the members of the Board of Directors are ratified and their term of office is extended for two (2) additional years between April 2016 and April 2018 is notarized.

                                                                      Panama, May 11, 2016.

In Panama City, Capital of the Republic and Seat of the Notarial Circuit of Panama, this eleventh (11th) day of May of the year two thousand sixteen (2016) before me, NORMA MARLENIS VELASCO CEDEÑO, Twelfth Notary Public of Panama Circuit, bearer of personal identity card number eight - two hundred fifty - three hundred thirty eight (8-250-338), there personally appeared Mr. LUIS EDUARDO MASTELLARI, male, Panamanian, of legal age, married, attorney-at-law, bearer of identity card number eight - three hundred eleven - two hundred sixteen (8-311-216), a person to me known, acting in his capacity as member of law firm ARIAS, ALEMAN & MORA, duly authorized for this act by the company INTERCORP FINANCIAL SERVICES INC. , a corporation duly organized under the laws of the Republic of Panama and filed with the Public Registry Mercantile Section under Microjacket five hundred thirty nine thousand one hundred and six (539106), Document one million fourteen thousand seven hundred and thirty seven

1

(1014737), as from the twenty first (21st) day of September of the year two thousand and six (2006) , who furnished me to enter as a Deed in my notarial record, as I actually do, with the Certificate of the corporation called INTERCORP FINANCIAL SERVICES INC., whereby the members of the Board of Directors are ratified, and their term of office is extended for two (2) additional years, from April 2016 to April 2018. The notarization thus requested is made and the required copies shall be issued.

I, the undersigned Notary, hereby certify that I have drawn up this Public Deed based on the Minutes duly countersigned by law firm ARIAS, ALEMAN & MORA in compliance with the provisions set forth in articles four (4), fourteen (14) and sixteen (16) of Law number nine (9), of April of the year nineteen eighty four (1984). (Signed illegibly) LUIS EDUARDO MASTELLARI, practicing attorney-at-law, bearer of identity card number eight - three hundred eleven - two hundred sixteen (8-311-216), commission number two thousand two hundred sixty (2260).

I warned the appearing parties that a copy of this deed is to be filed with the Public Registry, and upon my reading thereof to the attesting witnesses, to wit: ALEXIS GUERREL, male, bearer of personal identity card number eight - four hundred eighty six - six hundred seven (8-486-607), and SIMION RODRIGUEZ BONILLA,

2

male, single, bearer of personal identity card number nine — one hundred seventy four — two hundred (9 -174 -200), both of legal age, Panamanian, single, residents of this city, persons to me known and fit for the post, they agreed to, approved and signed these presents for the record before me, the attesting Notary. This Deed, registered with my notarial record of this year, bears sequential number TWELVE THOUSAND FOUR HUNDRED FIFTEEN (12,415) .

(SGD.) LUIS EDUARDO MASTELLARI, ALEXIS GUERREL, SIMIÓN RODRÍGUEZ BONILLA, NORMA MARLENIS VELASCO CEDEÑO, Twelfth Notary Public of Panama Circuit.

CERTIFICATE

INTERCORP FINANCIAL SERVICES INC.

I, Felipe Morris Guerinoni, acting in my capacity as Director and Secretary of Intercorp Financial Services Inc., a corporation duly organized under the laws of the Republic of Panama, filed with the Public Registry under Microjacket 539106, Document 1014737 of the Mercantile Section, do hereby certify that:

1. On April 11, 2016 the Annual General Ordinary Shareholders’ Meeting of the company Intercorp Financial Services Inc. was held, with the due prior notice.

2. The holders of the issued and outstanding shares in the company, accounting for 80. 416693% of the issued shares entitled to vote were present, who were duly notified and made up the regulatory quorum thereof.

3

3. By appointment of the shareholders, Mr. Ramón Barúa Alzamora, Director of the Company, chaired the meeting, and Mr. Juan Antonio Castro Molina, Legal Manager of the Company, acted as Secretary of the meeting.

4. The Annual General Ordinary Shareholders’ Meeting of Intercorp Financial Services Inc., held on April 11, 2016, adopted the following resolutions:

“LET IT BE RESOLVED to ratify the members of the Board of Directors, and to extend their term of office for two (2) additional years between April 2016 and April 2018. The Board of Directors shall be composed of the following persons:

•	Carlos Rodríguez Pastor Persivale—Director / President;

•	Ramón Barúa Alzamora — Director/ Treasurer and Assistant Secretary;

•	Felipe Morris Guerinoni — Director/ Secretary;

•	Alfonso Bustamante y Bustamante — Director;

•	Alfonso de los Heros Pérez-Albela — Director

“LET IT BE FURTHER RESOLVED to authorize the President or Secretary of the company, Carlos Rodriguez Pastor Persivale or Felipe Morris Guerinoni, so that any of them certificate and authorize law firm ARIAS, ALEMAN & MORA, Resident Agent of the company in the Republic of Panama, to have a copy of the certificate notarized and filed with the Public Registry of Panama.”

4

IN WITNESS WHEREOF, this Certificate is issued this twentieth (20th) day of April of the year two thousand sixteen (2016) . I, the Secretary of the Company, do hereby declare that this is a certificate of the original minutes of the aforementioned meeting taken from the Company’s Minutes Book.

(Sgd. illegibly) Felipe Morris Guerinoni Secretary of the Company

This first copy which I issue, seal and sign in the city of Panama, Republic of Panama, this eleventh (11th) day of May of the year two thousand and sixteen (2016) is a true copy of its original.

“This deed has a total of two (2) pages.” (There appears a signature) Norma Marlenis Velasco C., Twelfth Notary Public

(Stamp:) Republic of Panama, Twelfth Notary of the Circuit-

5

Public Registry of Panama

Signed by: FRANCISCO MELENDEZ MORENO Date: 2016. May.31 10:30:41 – 05:00 Reason: Conclusion of Procedure Localization: Panama, Panama	[Signed]

REGISTRATION CERTIFICATE

THE PROCEDURE REQUESTED WITH ENTRY NUMBER 237660/2016 (0) FILED WITH THIS REGISTRY ON 27/May/2016 AT 10:58 AM HAS CONCLUDED.

DOCUMENT OWNER

INTERCORP FINANCIAL SERVICES INC.

FURNISHED DOCUMENT(S)

PUBLIC DEED NO.:	12415
AUTHORIZING PARTY:	NORMA MARLENIS VELASCO CEDENO No. 12
DATE:	11/May/2016
NUMBER OF COPIES:	1

PAYMENT DOCUMENT(S) FURNISHED

PAYMENT DOCUMENT:	1400860133
AMOUNT:	SIXTY-FIVE BALBOAS (B/. 65.00)
PAYMENT DATE:	13/May/2016

PAYMENT DOCUMENT:	1400879397
AMOUNT:	TWENTY-FIVE BALBOAS (B/. 25.00)
PAYMENT DATE:	27/May/2016

PRACTICED ELECTRONIC ENTRY(IES) (AT THE PROPERTY OR MICROJACKET)

(MERCANTILE) FOLIO No. 539106 (S) ENTRY No. 2 CHANGE OF DIRECTORS, OFFICERS OR MEMBERS OF THE CORPORATION OR FOUNDATION SIGNED BY: FRANCISCO MELENDEZ MORENO REGISTRATION DATE: Tuesday, May 31st, 2016 (10:30 AM)

This document has been signed with a qualified e-signature by FRANCISCO MELENDEZ MORENO

[Bar code]

The authenticity of this document can be verified in the Verification Web Service: https://www.registro-publico.gob.pa

Electronic Identifier: 21A8887D-362A-4C36-9A6A-C6F9871EB1B4

Public Registry of Panama – Via España, opposite the San Fernando Hospital

PO Box 0830 – 1596 Panama, Republic of Panama – (507) 501-6000

6

PUBLIC REGISTRY OF PANAMA

VOLUME SECTION

CERTIFIES:

That this is a true copy of the document registered in this institution which I issue and sign today 18/June/2019.

(Sgd.) There appears an illegible signature

Duties paid: B/. 30.00

Liquidation No. 1402238423             194899-391450

APOSTILLE

(Convention of The Hague of October 5th, 1961)

1.	In Panama this public document

2.	Has been signed by Nemesio Gabriel Diclea Gallardo

3.	Acting in the capacity of Chief of Volume, Microjacket and Microfilm Center

4.	Bears the seal/stamp tax of the Public Registry

CERTIFIES
5.	In Ministry of Foreign Affairs

6.	Date: June 20th, 2019

7.	By the Authentication and Legalization Department

8.	Number 2019-194899-391450

9.	Seal: (There appears the seal of Ministry of Foreign Affairs)

10.	Signature: (Sgd.) There appears an illegible signature
Gretel Kabeth Bonilla
CERTIFIER

THE FOREGOING IS A TRANSLATION INTO ENGLISH OF THE DOCUMENT IN SPANISH PRESENTED TO ME.

PANAMA, JUNE 21st, 2019.

The translator is not responsible for the source or legality of the contents of the document.

7

Translation

REPUBLIC OF PANAMA

PROVINCE OF PANAMA

TWELFTH NOTARY OF THE CIRCUIT OF PANAMA

NORMA MARLENIS VELASCO C.

TWELFTH PUBLIC NOTARY

Telephone: 223-9423	Campo Alegre, Angeliki Building, Office 1A, Ground Floor	Fax: 223-9429

223-4258	P.O. Box 0832-00402, Republic of Panama

COPY

DEED No. 10,824 Dated April 26th, 2019.

WHEREBY: the Minutes of a Meeting of the Board of Directors of the company INTERCORP FINANCIAL SERVICES INC., by which new directors are appointed and a certificate of the company is issued are notarized.

PUBLIC DEED NUMBER TEN THOUSAND EIGHT HUNDRED AND TWENTY FOUR

                                                                                      (10,824)

WHEREBY the Minutes of a Meeting of the Board of Directors of the company INTERCORP FINANCIAL SERVICES INC. by which new directors are appointed and a certificate of the company is issued are notarized.

Panama, April 26, 2019.

In Panama City, Capital of the Republic and Seat of the Notarial Circuit of Panama, this twenty-sixth (26th) day of April of the year two thousand nineteen (2019) before me, NORMA MARLENIS VELASCO CEDEÑO, Twelfth Notary Public of Panama Circuit, bearer of personal identity card number eight - two hundred fifty - three hundred thirty eight (8-250-338), there personally appeared Mr. LUIS EDUARDO MASTELLARI, male, Panamanian, of legal age, married, attorney-at-law, bearer of identity card number eight - three hundred eleven - two hundred sixteen (8-311-216), a person to me known, acting in his capacity as member of law firm ARIAS, ALEMAN & MORA, Resident Agent of the company INTERCORP FINANCIAL SERVICES INC., a corporation duly organized under the laws of the Republic of Panama and filed with the Public Registry Mercantile Section under Microjacket five hundred thirty nine thousand one hundred and six (539106), Document one million fourteen thousand seven hundred and thirty seven

(1014737), as from the twenty first (21st) day of September of the year two thousand and six (2006), who furnished me to enter as a Deed in my notarial record, as I actually do, with the Minutes of a meeting of the Board of Directors of the corporation called INTERCORP FINANCIAL SERVICES INC. , whereby new directors are appointed, and with the Certificate of the Company.

The notarization thus requested is made and the required copies shall be issued.

I, the undersigned Notary, do hereby certify that I have drawn up this Public Deed, based on the Minutes duly countersigned by law firm ARIAS, ALEMAN & MORA, in compliance with the provisions set forth in articles four (4), fourteen (14) and sixteen (16) of Law number nine (9) , of April of the year nineteen eighty four (1984) . (Signed illegibly) LUIS EDUARDO MASTELLARI, practicing attorney-at-law, bearer of identity card number eight - three hundred eleven - two hundred sixteen (8-311-216), commission number two thousand two hundred sixty (2260).

I WARNED the appearing parties that a copy of this deed is to be filed with the Public Registry, and upon my reading thereof to the attesting witnesses, to wit: ALEXIS GUERREL, male, bearer of personal identity card number eight - four hundred eighty six - six hundred seven (8-436-607), and SIMIÓN RODRÍGUEZ BONILLA, male, bearer of personal identity card number nine - one hundred

2

seventy four - two hundred (9-174-200), both of legal age, Panamanian, single, residents of this city, persons to me known and fit for the post, they agreed to, approved and signed these presents for the record before me, the attesting Notary.

This Deed, registered with my notarial record of this year, bears sequential number TEN THOUSAND EIGHT HUNDRED TWENTY FOUR

                                                                                          (10,824)

(Sgd. illegibly) LUIS EDUARDO MASTELLAR         ALEXIS GUERREL         SIMON RODRÍGUEZ BONILLA         NORMA MARLENIS VELASCO CEDEÑO, Twelfth Notary of Panama Circuit

MINUTES OF THE MEETING OF THE BOARD OF DIRECTORS OF INTERCORP FINANCIAL SERVICES INC.

This first (1st) day of April of the year two thousand nineteen (2019), a meeting of the Board of Directors of the company INTERCORP FINANCIAL SERVICES INC. was held in Lima, Republic of Peru.

The Directors of the company appointed by the Annual Ordinary General Shareholders’ Meeting of the company held on April 1, 2019 were present or duly represented, and state for the record that they have taken office at said meeting, to wit: Carlos Rodríguez Pastor Persivale, Felipe Morris Guerinoni, José Alfonso Bustamante y Bustamante, Lucía Cayetana Aljovin Gazzani, Fernando Martin Zavala Lombardi, Guillermo Martinez Barros and Hugo Antonio Santa María Guzmán.

3

By decision of the Board of Directors, the meeting was chaired by Mr. Carlos Rodriguez Pastor Persivale, President of the Company, and the Secretary of the meeting was Mr. Fernando Martin Zavala Lombardi, Director of the Company.

The Chairman called the meeting to order and stated that the purpose thereof was to appoint new Officers for the company, effective as from the closing of the meeting, pursuant to the Articles of Incorporation of the Company.

After having heard the explanations of the Chairman on these particulars, the Board of Directors unanimously approved the following upon a motion duly made and seconded:

“TO APPOINT as new Officers of the Company, who will hold their offices until their successors have been appointed and taken office, the following persons: (i) Fernando Martin Zavala Lombardi, as Secretary of the Company; and, (ii) Felipe Morris Guerinoni as Treasurer of the Company. These appointments will take effect as of the closing of this meeting.”

In view of the above, the Directors and Officers of the company shall be the following persons:

Carlos Rodriguez Pastor Persivale — Director and President

Fernando Martín Zavala Lombardi — Director and Secretary

Felipe Morris Guerinoni — Director and Treasurer

4

José Alfonso Bustamante y Bustamante                                     Director

Lucia Cayetana Aljovín Gazzani                                                 Director

Guillermo Martínez Barros                                                          Director

Hugo Antonio Santa María Guzmán                                           Director

“TO AUTHORIZE the Resident Agent, ARIAS, ALEMAN & MORA, to appear before Notary Public for the purposes of notarizing and filing a copy of the Minutes of this Meeting with the Public Registry of Panama” — There being no other business to consider, the Chairman declared the meeting adjourned.

(Signed illegibly) (Signed illegibly)

Carlos Rodríguez Pastor Persivale — Fernando Martin Zabala

Lombardi — Chairman of the meeting Secretary of the Meeting

THERE FOLLOWS A STAMP

I DO HEREBY CERTIFY THAT: THE FOREGOING SIGNATURES ARE THOSE OF: CARLOS TOMAS RODRIGUEZ PASTOR PERSIVALE, IDENTIFIED WITH NATIONAL IDENTITY CARD No. 10543995, FERNANDO MARTIN ZAVALA LOMBARDI IDENTIFIED WITH NATIONAL IDENTITY CARD No. 09751039.

THE SIGNATURES ARE ATTESTED IN COMPLIANCE WITH ARTICLE 108 OF NOTARIAL LAW. LIMA, APRIL 10, 2019. =No. 215652

(SIGNED ILLEGIBLY)

EDUARDO LAOS DE LAMA

NOTARY OF LIMA

LAOS DE LAMA NOTARY’S OFFICE

5

Jr. Santo Domingo N° 291 – Jesús María

Tel. 202-4120 – Fax. 461-7935

THERE FOLLOWS A STAMP

THE ASSOCIATION OF NOTARIES OF LIMA HEREBY CERTIFIES:

That the signature and stamps appearing on this folio recto are those of the Notary of Lima

Eduardo Laos de Lama

Evidence No. °4517 Date: 10 APR 2019

It certifies the Notary’s signature but not the content.

(Signed Illegibly)

Maria Mujica Barreda

Vocal

THERE FOLLOWS A STAMP

REPUBLIC OF PERU

APOSTILLE (Convention de la Haye du 5 October 1961)

1. Country: Republic of Peru

This public document

2. has been signed by MARÍA MUJICA BARREDA

3. acting in the capacity of VOCAL

4. bears the seal/stamp of ASSOCIATION OF NOTARIES OF LIMA Certified

5. at THE HEADQUARTERS - LIMA

6. the 11/4/2019

7. by MINISTRY OF FOREIGN AFFAIRS

6

8. No. MRE3594431616341013511

9. Seal/stamp

10. Signature

(Signed Illegibly)

Farfan Coca Diana

Consular Policy Office

Martínez Ledesma Gladys Mercedes

MREAP1289109

This Apostille only certifies the authenticity of the signature and the capacity of the person who has signed the public document. This apostille does not certify the content of the document.

CERTIFICATE

INTERCORP FINANCIAL SERVICES INC.

We, Fernando Martin Zavala Lombardi and Luis Felipe Castellanos Lopez Torres, acting in our capacity as Chairman and Secretary of the Meeting held by Intercorp Financial Services Inc., a corporation duly organized under the laws of the Republic of Panama, filed with the Public Registry under Microjacket 539106, Document 1014737 of the Mercantile Section, do hereby certify that:

1. A meeting of the Annual Ordinary General Shareholders’ Meeting of the company Intercorp Financial Services Inc. was held on April 1, 2019, having given the prior notice in accordance with the Articles of Incorporation of the company.

7

2. The holders of the issued and outstanding shares accounting for 85.447% of the paid in shares entitled to vote were present or duly represented at the meeting, and were duly notified and constitute the regulatory quorum to hold the meeting in first notice.

3. The meeting was chaired by Mr. Fernando Martin Zavala Lombardi, and Mr. Luis Felipe Castellanos López Torres acted as Secretary of the meeting, both of them having been appointed by the shareholders.

4. The Annual General Ordinary Shareholders’ Meeting of Intercorp Financial Services Inc. held on April 1, 2019, adopted the following resolutions:

•	That the Board of Directors of the Company for the period 2019-2021 be made up of seven (7) members.”

•	The appointment of the following Directors of the company for the period ending on April 2021 to exercise their positions until their successors have been appointed and taken office:

Carlos Rodríguez Pastor Persivale                       Director

Felipe Morris Guerinoni                                      Director

José Alfonso Bustamante y Bustamante             Director

Lucía Cayetana Aljovin Gazzani                        Director

Fernando Martín Zavala Lombardi                    Director

8

Guillermo Martínez Barros                          Director

Hugo Antonio Santa María Guzmán           Director

To appoint Mr. Carlos Rodriguez Pastor Persivale as President of the Company.”

IN WITNESS WHEREOF, this Certificate is issued this fourth (4th) day of April of the year two thousand nineteen (2019). We do hereby declare that this is a certificate of the original minutes of the aforementioned meeting taken from the Company’s Minutes Book.

(Signed illegibly) (Signed illegibly)

Fernando Martín Zavala Lombardi — Luis Felipe Castellanos López

Torres             Chairman             Secretary

THERE FOLLOWS A STAMP

I DO HEREBY CERTIFY THAT: THE FOREGOING SIGNATURE IS THAT OF: LUIS FELIPE CASTELLANOS LOPEZ TORRES, IDENTIFIED WITH NATIONAL IDENTITY CARD No. 09535175, FERNANDO MARTIN ZAVALA LOMBARDI IDENTIFIED WITH NATIONAL IDENTITY CARD No. 09751039. THE SIGNATURES ARE ATTESTED IN COMPLIANCE WITH ARTICLE 108 OF NOTARIAL LAW. LIMA, APRIL 10, 2019.

No. 215651

(SIGNED ILLEGIBLY)

EDUARDO LAOS DE LAMA

NOTARY OF LIMA

9

LAOS DE LAMA NOTARY’S OFFICE

Jr. Santo Domingo No. 291 – Jesús María

Tel. 202-4120 Fax. 461-7935

THERE FOLLOWS A STAMP

THE ASSOCIATION OF NOTARIES OF LIMA HEREBY CERTIFIES:

That the signature and stamps which appear on this folio recto correspond to the Notary of Lima, Eduardo Laos de Lama.

Evidence No. °4517 Date: 10 APR. 2019

It certifies the Notary’s signature but not the content.

(Signed Illegibly)

Maria Mujica Barreda

Vocal

THERE FOLLOWS A STAMP

REPUBLIC OF PERU

APOSTILLE

(Convention de la Haye du 5 octobre 1961)

1. Country: Republic of Peru

This public document

2. has been signed by MARÍA MUJICA BARREDA

3. acting in the capacity of VOCAL

4. bears the seal /stamp of ASSOCIATION OF NOTARIES OF LIMA

Certified

5. at THE HEADQUARTERS -LIMA —

6. the 11/4/2019

10

7. by MINISTRY OF FOREIGN AFFAIRS

8. No. MRE1032261616551013512

9. Seal/stamp

10. Signature (Signed illegibly) Farfán Coca Diana, Consular Policy Office

Martinez Ledesma Gladys Mercedes

MREAP1289109

This Apostille only certifies the authenticity of the signature and the capacity of the person who has signed the public document. This apostille does not certify the content of the document.

This Apostille does not certify the content of the document for which it was issued.

This first copy which I issue, seal and sign in the city of Panama, Republic of Panama, this twenty-sixth (26th) day of April of the year two thousand and nineteen (2019) is a true copy of its original.

“This deed has a total of three (3) pages.”

(There appears a signature) Norma Marlenis Velasco C., Twelfth Notary Public

(Stamp:) REPUBLIC OF PANAMA, TWELFTH NOTARY’S OFFICE OF THE CIRCUIT

11

Public Registry of Panama

Signed by: LILIVA RUIZ HERRERA Date: 2019. May. 10 16:14:11 - 05:00 Reason: Conclusion of Procedure Localization: Panama, Panama	[Signed]

REGISTRATION CERTIFICATE

THE PROCEDURE REQUESTED WITH ENTRY NUMBER 174005/2019 (0) FILED WITH THIS REGISTRY PERSONALLY ON 08/May/2019 AT 05:56 PM HAS CONCLUDED.

DOCUMENT OWNER

INTERCORP FINANCIAL SERVICES INC.

FURNISHED DOCUMENT(S) PUBLIC DEED NO.:	10824
AUTHORIZING PARTY:	NORMA MARLENIS VELASCO CEDENO No. 12
DATE:	26/April/2019
NUMBER OF COPIES:	1

PAYMENT DOCUMENT(S) FURNISHED
PAYMENT DOCUMENT:	1402183777
AMOUNT:	SIXTY-FIVE BALBOAS (B/. 65.00)
PAYMENT DATE:	08/May/2019

PRACTICED ELECTRONIC ENTRY(IES) (AT THE PROPERTY OR MICROJACKET)

(MERCANTILE) FOLIO No. 539106 (S) ENTRY No. 3 CHANGE OF DIRECTORS, OFFICERS OR MEMBERS OF THE CORPORATION OR FOUNDATION SIGNED BY: LILIVA RUIZ HERRERA

REGISTRATION DATE: Friday, May 10th, 2019 (04:13 PM)

Please validate your electronic document through the QR Code printed at the bottom of this page or through the Electronic Identifier: E79C07F3-5AA3-4D0B-B1D6-807BDA9C68A6

Public Registry of Panama – Via España, opposite the San Fernando Hospital

PO Box 0830 – 1596 Panama, Republic of Panama – (507) 501-6000

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PUBLIC REGISTRY OF PANAMA

VOLUME SECTION

CERTIFIES:

That this is a true copy of the document registered in this institution which I issue and sign today 18/June/2019.

(Sgd.) There appears an illegible signature

Duties paid: B/. 55.00

Liquidation No. 1402238423                 194899-391452

APOSTILLE

(Convention of The Hague of October 5th, 1961)

1.	In Panama this public document

2.	Has been signed by Nemesio Gabriel Diclea Gallardo

3.	Acting in the capacity of Chief of Volume, Microjacket and Microfilm Center

4.	Bears the seal/stamp tax of the Public Registry

CERTIFIES

5.	In Ministry of Foreign Affairs

6.	Date: June 20th, 2019

7.	By the Authentication and Legalization Department

8.	Number 2019-194899-391452

9.	Seal: (There appears the seal of Ministry of Foreign Affairs)

10.	Signature: (Sgd.) There appears an illegible signature
Gretel Kabeth Bonilla
CERTIFIER

THE FOREGOING IS A TRANSLATION INTO ENGLISH OF THE DOCUMENT IN SPANISH PRESENTED TO ME.

PANAMA, JUNE 21st, 2019.

The translator is not responsible for the source or legality of the contents of the document.

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